UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)      (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
March 31, 2016

Franklin Custodian Funds

Franklin DynaTech Fund
Franklin Growth Fund
Franklin Income Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Semiannual Report
Economic and Market Overview	3
Franklin DynaTech Fund	4
Franklin Growth Fund	13
Franklin Income Fund	21
Franklin U.S. Government Securities Fund	29
Franklin Utilities Fund	36
Financial Highlights and Statements of Investments	43
FinancialStatements	99
Notes to Financial Statements	108
Shareholder Information	129

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy grew modestly during the period under review amid solid consumer spending. In the third and fourth quarters of 2015, exports slowed and state and local governments reduced their spending. Manufacturing activities mostly contracted, except for an expansion toward period-end, while the services sector expanded throughout the period. Growth in services contributed to new jobs and helped the unemployment rate to be largely stable at 5.0% through the review period.1 Retail sales remained mixed as they grew early in the review period due to modest automobile and auto component sales, but contracted toward period-end amid falling gasoline prices and auto sales. Inflation, as measured by the Consumer Price Index, remained subdued and contracted sharply toward period-end led by lower energy prices.

In December 2015, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% and maintained this rate through period-end. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed kept interest rates unchanged at its March meeting and indicated that it would monitor global economic and financial developments and their implications on the labor market and track their actual and expected progression toward its employment and inflation goals.

U.S. stock markets experienced sell-offs during the period under review, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, weakness in China’s economy and a plunge in crude oil prices. However, investors generally remained confident as the Fed maintained an accommodative monetary policy stance despite the rate increase, the European Central Bank expanded its monetary policy measures, the People’s Bank of China adopted further easing measures and the Bank of Japan adopted negative interest rates. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, generated a positive total return for the six months under review.

The foregoing information reflects our analysis and opinions as of March 31, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin DynaTech Fund

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, have superior management and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares delivered a +2.16% cumulative total return for the six months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, generated a total return of +8.11%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index (S&P 500®), produced a +8.49% return, and domestic and international-based stocks as measured by the NASDAQ Composite Index® had a -1.45% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

The Fund’s information technology (IT) holdings contributed notably to absolute performance during the reporting period.2 Facebook delivered strong results in the fourth quarter of its fiscal year that exceeded analysts’ expectations. The social media network’s advertising revenue accelerated based on its successful strategy for capitalizing on the consumer shift from personal computers to mobile devices. Facebook generated a substantial portion of its revenue from mobile advertising. The company benefited from a highly engaged user base with strong data, targeting and measurement capabilities. These features prompted advertisers to continue to shift more of their budgets toward Facebook advertising. The Fund’s position in Alphabet, the parent company of Internet-related services and products provider Google, also performed well. This positive performance was based on acceleration in the core Google advertising business, better cost controls, and new policies that made the company friendlier toward its shareholders. Chinese Internet portal Tencent Holdings delivered solid results that exceeded expectations despite concerns about the Chinese economy. Results were driven by strong performance from the company’s social networks and growing ecosystem, as well as its online advertising and mobile gaming efforts.

The Fund’s financials sector positions also substantially supported results.3 Data center provider Equinix benefited from the rising adoption of cloud computing technology. Equinix also acquired data center and colocation center company Telecity, which we believed could provide Equinix with a dominant position in the European market. Wireless communications tower operator American Tower produced

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell
Investment Group.
2. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
3. The financials sector comprises diversified financial services and real estate investment trusts in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 48.

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results that outperformed analysts’ expectations after a period of underperformance caused by concerns about the company’s exposure to a falling Brazil currency. The company also made a large investment in Viom, an Indian tower company. The acquisition further diversifies American Tower’s portfolio of international holdings and could extend their capacity for growth. Shares of independent credit rating agency Moody’s experienced volatility in January and February 2016 based on a weak outlook for corporate high yield debt issuance. However, near period-end, the company’s management team announced an optimistic debt issuance outlook. At period-end, spreads narrowed and issuance volumes improved, which we believed could provide Moody’s with a manageable operating environment.

The Fund’s consumer discretionary sector holdings also aided performance.4 Electronic commerce company Amazon.com experienced a substantial increase in its operating income during the period. This growth was driven by the company’s retail and cloud computing businesses. Travel booking website The Priceline Group experienced volatility during the period. The company was hurt by headwinds caused by strong foreign currency rates and terrorist attacks in Paris and Brussels that made investors question consumer appetite for European travel. However, in February, the company reported that bookings had reaccelerated based on low oil prices and consequently cheaper air tickets. Shares of Liberty Broadband performed well in anticipation of the announced approval of the Charter/Time Warner Cable merger. Liberty Broadband invested in both companies.

In other sectors, Edwards Lifesciences’ stock rose due to greater-than-expected sales and profits during its September and December quarters, increased expectations for sales and profits earnings in 2016, and the release of favorable mortality and stroke risk data in studies of its trans-catheter heart valves. Shares of LED lighting manufacturer Acuity Brands performed well because of continued strength in the non-residential construction market supported growth. UnitedHealth, a diversified health care company, reported strong performance from three of its lines of business: Medicare Advantage, Optum and its Catamaran acquisition. Medical devices developer Stryker’s stock appreciated due to stronger-than-expected profits reported for its September 2015 and December 2015 quarters. Edwards Lifesciences, a producer of artificial heart valves and hemodynamic monitoring, was another contributor during the period.

4. The consumer discretionary sector comprises Internet and catalog retail; media; and textiles, apparel and luxury goods in the SOI.

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FRANKLIN DYNATECH FUND

Top 10 Holdings
3/31/16
Company	% of Total
Sector/Industry	Net Assets
Alphabet Inc.	5.6%
Internet Software & Services
Amazon.com Inc.	4.7%
Internet & Catalog Retail
Facebook Inc.	4.3%
Internet Software & Services
MasterCard Inc.	3.3%
IT Services
Visa Inc.	2.6%
IT Services
Equinix Inc.	2.3%
Real Estate Investment Trusts (REITs)
Celgene Corp.	2.2%
Biotechnology
Gilead Sciences Inc.	2.1%
Biotechnology
Salesforce.com Inc.	2.0%
Software
Palo Alto Networks Inc.	2.0%
Communications Equipment

In contrast, the Fund’s health care holdings weighed on absolute performance.5 Incyte, like many other smaller mid-cap biotech companies, performed poorly during the period. The company’s performance can be attributed to disappointing data about the efficacy of several therapies in development, as well as dissipating speculation about mergers and acquisition activity. The Fund’s position in Regeneron Pharmaceuticals also detracted from Fund performance. The biopharmaceutical company was hurt by higher-than-expected expense guidance and a biotechnology selloff in January. Regeneron also suffered after it lost an important patent decision about its high cholesterol medication Praluent.

The telecommunication services sector also detracted from Fund results.6 Wireless infrastructure operator SBA Communications was pressured during the period by a variety of factors. The company suffered from poor guidance driven by operating headwinds that we feel could abate with time. SBA was also hurt by a false rumor that alleged its client Sprint would attempt to cut costs by moving from high-cost leased tower space to less expensive locations. SBA’s performance was also affected by a risk-off environment at the beginning of 2016 that led to underperformance of highly leveraged companies.

The Fund’s exposure to the energy sector was detrimental to performance.7 The share price of Anadarko Petroleum dropped after it was revealed the company made an unsolicited preliminary offer to buy fellow petroleum and natural gas producer Apache. The news sparked a sell-off as investors previously saw Anadarko as a potential seller to larger oil companies. We sold our position in Anadarko by period-end.

Although the IT sector as a whole performed well during the period, a number of individual companies hampered Fund results. Business-oriented social networking service LinkedIn suffered from a preliminary outlook for 2016 that was disappointing and signaled a more rapid deceleration in growth and lower profitability than expected. NetSuite, a business software developer, underperformed because of poor execution in its attempt to attract larger accounts. The company also suffered from relatively low profitability as investors rotated into more mature and highly profitable enterprise software products. Tyler Technologies, which creates software for the public sector, experienced a drop in share price as the broader market sold off and other high profile technology companies reported weak quarterly results.

As managers of Franklin DynaTech Fund, at period-end we remained encouraged by the relative abundance of companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

5. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.
6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
7. The energy sector comprises energy equipment and services in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN DYNATECH FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	9/30/15		Change
A (FKDNX)	$45.93	$46.04	-$	0.11
C (FDYNX)	$39.60	$40.00	-$	0.40
R (FDNRX)	$44.97	$45.16	-$	0.19
R6 (FDTRX)	$47.16	$47.15	+$	0.01
Advisor (FDYZX)	$46.93	$46.96	-$	0.03

Distributions[1] (10/1/15–3/31/16)
	Long-Term
Share Class	Capital Gain
A	$1.2027
C	$1.2027
R	$1.2027
R6	$1.2027
Advisor	$1.2027

See page 10 for Performance Summary footnotes.

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FRANKLIN DYNATECH FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses[6]
A				0.89%
6-Month	+2.16%	-3.72%	$9,628
1-Year	-3.30%	-8.87%	$9,113
5-Year	+61.90%	+8.82%	$15,260
10-Year	+117.49%	+7.44%	$20,495
C				1.64%
6-Month	+1.75%	+0.76%	$10,076
1-Year	-4.05%	-4.99%	$9,501
5-Year	+55.92%	+9.29%	$15,592
10-Year	+101.68%	+7.27%	$20,168
R				1.14%
6-Month	+2.04%	+2.04%	$10,204
1-Year	-3.53%	-3.53%	$9,647
5-Year	+59.89%	+9.84%	$15,989
Since Inception (12/1/08)	+224.67%	+17.43%	$32,467
R6				0.48%
6-Month	+2.37%	+2.37%	$10,237
1-Year	-2.91%	-2.91%	$9,709
Since Inception (5/1/13)	+42.18%	+12.83%	$14,218
Advisor[7]				0.64%
6-Month	+2.29%	+2.29%	$10,229
1-Year	-3.08%	-3.08%	$9,692
5-Year	+63.94%	+10.39%	$16,394
10-Year	+121.77%	+8.29%	$22,177

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN DYNATECH FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s investments in fast-growing industries, including the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The Fund may also invest in small capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +85.30% and
+8.15%.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN DYNATECH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,021.60	$4.45
Hypothetical (5% return before expenses)	$1,000	$1,020.60	$4.45
C
Actual	$1,000	$1,017.50	$8.22
Hypothetical (5% return before expenses)	$1,000	$1,016.85	$8.22
R
Actual	$1,000	$1,020.40	$5.71
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.70
R6
Actual	$1,000	$1,023.70	$2.38
Hypothetical (5% return before expenses)	$1,000	$1,022.65	$2.38
Advisor
Actual	$1,000	$1,022.90	$3.19
Hypothetical (5% return before expenses)	$1,000	$1,021.85	$3.18

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%;
C: 1.63%; R: 1.13%; R6: 0.47%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Franklin Growth Fund

This semiannual report for Franklin Growth Fund covers the period ended March 31, 2016.

As previously communicated, shareholders approved the reorganization of Franklin Large Cap Equity Fund into Franklin Growth Fund. The transactions were completed on March 11, 2016, and shares of Franklin Large Cap Equity Fund share classes A, C, R and Advisor were exchanged for shares in Franklin Growth Fund share classes A, C, R, and Advisor, respectively.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares delivered a +5.38% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, had a +8.49% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 16.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Portfolio Breakdown

Based on Total Net Assets as of 3/31/16

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 57.

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FRANKLIN GROWTH FUND

Manager’s Discussion

Franklin Growth Fund owned shares of 178 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

Top 10 Holdings

3/31/16

Company	% of Total
Sector/Industry	Net Assets
Apple Inc.	3.8%
Technology Hardware & Equipment
Alaska Air Group Inc.	2.2%
Transportation
Alphabet Inc.	2.1%
Software & Services
Northrop Grumman Corp.	1.8%
Capital Goods
Amazon.com Inc.	1.8%
Retailing
Microsoft Corp.	1.5%
Software & Services
The Walt Disney Co.	1.4%
Media
Union Pacific Corp.	1.4%
Transportation
Amgen Inc.	1.3%
Pharmaceuticals, Biotechnology & Life Sciences
Mettler-Toledo International Inc.	1.2%
Pharmaceuticals, Biotechnology & Life Sciences

During the period under review, most investment sectors contributed to absolute performance including information technology (IT), industrials and health care.2 In IT, Microsoft, a software and IT services company, benefited from strong execution on Office 365 and cloud conversions, constrained operating expenses and continued dividend growth. Shares of positioning, wireless and software technology provider Trimble Navigation increased during the period partially due to positive public reception of the company’s new chief financial officer (CFO) and a recovery in cyclical industrials. Alphabet, the parent company of Internet-related services and products provider Google, also performed well. This positive performance was based on acceleration in the core Google advertising business, better cost controls, and new policies that made the company friendlier towards its shareholders.

In industrials, Northrop Grumman, a security products and solutions provider, benefited from the recent declining geopolitical backdrop. We believed the company is well positioned to produce unmanned aerial vehicles and military aircraft, and the U.S. will potentially increase overall weapon spending in the near term. Shares of 3M, an innovative products and services provider, improved during the second half of the period as declining U.S. manufacturing activity began to recover. Industrial products and equipment manufacturer Illinois Tool Works posted strong earnings results for the fourth quarter of 2015, which was partially driven by excellent cost control and strength in their consumer-facing businesses. The company also completed a mediumsized acquisition within their automotive original equipment manufacturer division.

In health care, precision instrument manufacturer Mettler-Toledo International reported positive results for the fourth quarter of 2015 despite market-related challenges in China and Brazil. Shares of Intuitive Surgical, a systems and instruments manufacturer for minimally invasive surgery, Telefex, a medical technology products provider, improved due to stronger-than-expected profits reported for each company’s September 2015 and December 2015 quarters.

Energy companies, including many with what we considered solid fundamentals, were generally hurt by declining energy prices and geopolitical unrest. However, the Fund was only slightly exposed to energy sector holdings, and consequently, headwinds facing the energy sector minimally detracted from the Fund’s absolute performance.

In other sectors, some individual detractors included EnVision Healthcare Holdings and Fortinet. EnVision, a health care-related services provider, experienced a share decline due to lower-than-expected revenues, which impacted investor confidence in the company. Shares of Fortinet, a network security solutions provider, fell as investor concerns weighed

2. The IT sector comprises technology and hardware equipment, software and services and semiconductors and semiconductor equipment in the SOI. The industrials sector comprises capital goods, commercial and professional services and transportation in the SOI. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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on the company’s recent poor execution to acquire larger enterprise accounts.

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

John Anderson is a research analyst and portfolio manager with the Franklin Equity Group, focusing on equity research and analysis of companies in the food, beverage, and tobacco industries. Prior to joining Franklin Templeton Investments in 2014, Mr. Anderson was a research analyst at Lakeview Investment Group, a value-focused hedge fund and an associate at ThinkEquity Partners, a full-service investment bank. Mr. Anderson holds a BA in Economic and Mathematics from The University of St. Andrews and an M.B.A. in Accounting, Finance and Economics from the University of Chicago Booth School of Business.

Robert Rendler is a research analayst and portfolio manager with the Franklin Equity Group, specializing in equity research within the industrial and natural resources sectors. His primary research coverage includes the chemical and steel industries. His previous research coverage also included utilities. He is a member of the management team for the Franklin Growth Fund. Mr. Rendler began his career with Franklin in 2005 as a futures associate and worked as a quantitative research analyst until 2010. Mr. Rendler earned a B.S. in business from Cal Poly. He is a Chartered Financial Analayst (CFA) charterholder and a member of the Securities Analysts of San Francisco (SASF).

CFA® is a trademark owned by CFA Institute.

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Semiannual Report 15

FRANKLIN GROWTH FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	9/30/15		Change
A (FKGRX)	$73.52	$72.40	+$	1.12
C (FRGSX)	$68.22	$67.17	+$	1.05
R (FGSRX)	$73.24	$71.93	+$	1.31
R6 (FIFRX)	$73.60	$72.69	+$	0.91
Advisor (FCGAX)	$73.68	$72.67	+$	1.01

Distributions[1] (10/1/15–3/31/16)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.4747	$2.3723		$2.8470
C	$0.0000	$2.3723		$2.3723
R	$0.1596	$2.3723		$2.5319
R6	$0.8681	$2.3723		$3.2404
Advisor	$0.7056	$2.3723		$3.0779

See page 18 for Performance Summary footnotes.

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return	Total Return	$10,000 Investment	Operating Expenses
A				0.88%
6-Month	+5.38%	-0.69%	$9,931
1-Year	-1.12%	-6.81%	$9,319
5-Year	+65.93%	+9.36%	$15,640
10-Year	+108.26%	+6.98%	$19,627
C				1.63%
6-Month	+5.00%	+4.00%	$10,400
1-Year	-1.86%	-2.81%	$9,719
5-Year	+59.81%	+9.83%	$15,981
10-Year	+93.21%	+6.81%	$19,321
R				1.13%
6-Month	+5.25%	+5.25%	$10,525
1-Year	-1.38%	-1.38%	$9,862
5-Year	+63.87%	+10.38%	$16,387
10-Year	+103.07%	+7.34%	$20,307
R6				0.46%
6-Month	+5.60%	+5.60%	$10,560
1-Year	-0.71%	-0.71%	$9,929
Since Inception (5/1/13)	+42.81%	+13.00%	$14,281
Advisor				0.63%
6-Month	+5.52%	+5.52%	$10,552
1-Year	-0.87%	-0.87%	$9,913
5-Year	+68.03%	+10.94%	$16,803
10-Year	+113.50%	+7.88%	$21,350

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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Semiannual Report 17

FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Semiannual Report 19

FRANKLIN GROWTH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,053.80	$4.42
Hypothetical (5% return before expenses)	$1,000	$1,020.70	$4.34
C
Actual	$1,000	$1,050.00	$8.25
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.12
R
Actual	$1,000	$1,052.50	$5.70
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.60
R6
Actual	$1,000	$1,056.00	$2.26
Hypothetical (5% return before expenses)	$1,000	$1,022.80	$2.23
Advisor
Actual	$1,000	$1,055.20	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,021.95	$3.08

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.86%;
C: 1.61%; R: 1.11%; R6: 0.44%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Franklin Income Fund

This semiannual report for Franklin Income Fund covers the period ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares delivered a cumulative total return of +3.38% for the six months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, returned +8.49%.1 The Fund’s fixed income benchmark, the Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a +2.44% total return.1 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, returned +3.47%.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 24.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; its cash flow potential and profitability; its competitive positioning and advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated

Dividend Distributions*
10/1/15–3/31/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.00	0.90	0.93	1.04	1.02
November	1.00	0.90	0.93	1.04	1.02
December	1.00	0.91	0.93	1.05	1.03
January	1.00	0.91	0.93	1.05	1.03
February	1.00	0.91	0.93	1.05	1.03
March	1.00	0.92	0.95	1.04	1.03
Total	6.00	5.45	5.60	6.27	6.16

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

During the six months under review, we continued to strategically shift the Fund’s asset mix in seeking to manage risks. Thus, our equity holdings declined, while our fixed income holdings increased. The Fund’s equity weighting fell from 65.5% to 60.7% of total net assets. Our fixed income weighting rose from 32.5% to 36.7%, as we took advantage of strength across all sectors with the exception of energy. The Fund’s cash position rose from 2.0% to 2.6% of total net assets.

The equity health care sector was a significant detractor from Fund performance during the period. Major health care detractors included pharmaceutical giants Sanofi, Eli Lily & Co. and Pfizer.

Although the materials sector produced overall positive results during the period, two metals and mining companies, BHP Billiton and Rio Tinto, were significant detractors. Both companies, however, were among the lowest cost producers and continued to further reduce costs that we believed improved the overall quality of their assets. They also maintained strong balance sheets that, in our opinion, enabled them to survive the commodities downturn and make acquisitions as opportunities presented themselves.

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/16, this category consisted of 577 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 67.

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Semiannual Report 21

FRANKLIN INCOME FUND

Portfolio Breakdown
3/31/16
% of Total
Net Assets
Equity*	60.7%
Energy	9.3%
Industrials	8.7%
Health Care	8.5%
Information Technology	7.4%
Financials	6.6%
Consumer Discretionary	6.1%
Utilities	5.6%
Materials	5.2%
Other	3.3%
Fixed Income**	36.7%
Consumer Discretionary	6.7%
Financials	5.0%
Health Care	4.8%
Energy	3.9%
Telecommunication Services	3.6%
Information Technology	3.4%
Industrials	3.1%
Materials	3.1%
Utilities	2.2%
Consumer Staples	0.9%
Short-Term Investments & Other Net Assets	2.6%

*Includes convertible bonds.

**Includes senior floating rate interests.

Top Five Equity Holdings
3/31/16
Company	% of Total
Sector/Industry	Net Assets
Royal Dutch Shell PLC	2.6%
Energy
Roche Holding AG	1.6%
Health Care
Pfizer Inc.	1.6%
Health Care
General Electric Co.	1.4%
Industrials
Chevron Corp.	1.4%
Energy

Market volatility during the period provided what we considered favorable conditions for stock selection. In this environment, we found opportunities to buy stocks in diversified sectors including industrials and information technology that we believe could generate yields.

The equity industrials and utilities sectors were significant contributors to Fund performance. Key industrials contributors included multinational conglomerate General Electric and aerospace and building industries products manufacturer United Technologies. We took advantage of a decline in General Electric’s stock price in January of 2016, and increased our position. We made the acquisitions based on what we believed to be the high quality of the company’s industrial assets and the management team’s ongoing efforts to divest assets and pursue a more focused vision.

The utilities sector experienced large declines during the period. Our positions in PG&E and Duke Energy, however, were notable contributors. The market generally viewed utilities less favorably earlier in the year as the prospect for interest rate increases appeared high, but utility stocks rebounded somewhat as the Federal Reserve elected not to raise rates until December. Although the potential for future rate hikes may likely continue to dampen investor sentiment toward utility sector stocks, we feel our focus on individual utility companies with meaningful earnings per share growth potential somewhat mitigated this interest rate sensitivity.

Individual equity positions that significantly contributed to Fund performance included multinational corporation Chevron and chemical producers Dow Chemical and E. I. Du Pont de Nemours.

Our fixed income energy holdings had the greatest negative impact on returns. Energy XXI Gulf Coast, Linn Energy and Halcon Resources were hurt by falling oil prices. These companies, like many other exploration and production companies, were hampered by falling oil prices and were forced to restructure their capital structures to lower their costs. We greatly reduced our exposure to distressed exploration and production companies during the period, and focused on the ones that we believe can prosper in a lower oil price environment.

Individual fixed income positions that significantly detracted from Fund performance included mass media company iHeartCommunications, satellite services provider Instelsat Jackson Holdings and specialty drugs company Valeant Pharmaceuticals International.

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FRANKLIN INCOME FUND

Top Five Fixed Income Holdings
and Senior Floating Rate Interests*
3/31/16
Company	% of Total
Sector/Industry	Net Assets
JPMorgan Chase & Co.	1.8%
Financials
iHeartCommunications Inc.	1.5%
Consumer Discretionary
CHS/Community Health Systems Inc.	1.4%
Health Care
Citigroup Inc.	1.2%
Financials
Tenet Healthcare Corp.	1.2%
Health Care
*Does not include convertible bonds.

In contrast, the fixed income consumer cyclical, technology and capital goods sectors were significant contributors to Fund performance.3 Major consumer cyclical contributors included hotel and casino operator Wynn Resorts and gaming and lottery systems company International Game Technology. In technology, our position in payment technology solutions developer First Data boosted results. In capital goods, food packaging producer Reynolds Group, equipment rental company United Rentals North America and building materials manufacturer Cemex also contributed to Fund performance.

Individual fixed income positions that significantly contributed to Fund performance included iron ore producer Fortescue Metals Group and supply chain services provider XPO Logistics.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Consumer cyclical holdings are in consumer discretionary and industrials in the fixed income section of the SOI. Technology holdings are in financials, industrials information technology and materials in the fixed income section of the SOI. Capital goods holdings are in consumer discretionary and industrials materials in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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Semiannual Report 23

FRANKLIN INCOME FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	9/30/15	Change
A (FKINX)	$2.11	$2.10	+$0.01
C (FCISX)	$2.14	$2.13	+$0.01
R (FISRX)	$2.08	$2.07	+$0.01
R6 (FNCFX)	$2.10	$2.09	+$0.01
Advisor (FRIAX)	$2.10	$2.09	+$0.01

Distributions[1] (10/1/15–3/31/16)
	Dividend
Share Class	Income
A	$0.0600
C	$0.0545
R	$0.0560
R6	$0.0627
Advisor	$0.0616

See page 26 for Performance Summary footnotes.

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses[6]
A				0.61%
6-Month	+3.38%	-0.87%	$9,913
1-Year	-6.79%	-10.89%	$8,911
5-Year	+24.08%	+3.51%	$11,882
10-Year	+66.22%	+4.76%	$15,913
C				1.11%
6-Month	+3.08%	+2.08%	$10,208
1-Year	-6.79%	-7.67%	$9,233
5-Year	+21.82%	+4.03%	$12,182
10-Year	+58.80%	+4.73%	$15,880
R				0.96%
6-Month	+3.24%	+3.24%	$10,324
1-Year	-6.81%	-6.81%	$9,319
5-Year	+22.30%	+4.11%	$12,230
10-Year	+60.82%	+4.87%	$16,082
R6				0.38%
6-Month	+3.54%	+3.54%	$10,354
1-Year	-6.18%	-6.18%	$9,382
Since Inception (5/1/13)	+5.19%	+1.75%	$10,519
Advisor				0.46%
6-Month	+3.49%	+3.49%	$10,349
1-Year	-6.26%	-6.26%	$9,374
5-Year	+25.80%	+4.70%	$12,580
10-Year	+69.27%	+5.40%	$16,927

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver) (without waiver)
A	5.45%	4.70%	4.68%
C	5.16%	4.39%	4.38%
R	5.48%	4.53%	4.51%
R6	5.94%	5.14%	5.14%
Advisor	5.89%	5.04%	5.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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Semiannual Report 25

FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on
3/31/16.
8. The 30-day standardized yield for the 30 days ended 3/31/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN INCOME FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,033.80	$3.15
Hypothetical (5% return before expenses)	$1,000	$1,021.90	$3.13
C
Actual	$1,000	$1,030.80	$5.69
Hypothetical (5% return before expenses)	$1,000	$1,019.40	$5.65
R
Actual	$1,000	$1,032.40	$4.93
Hypothetical (5% return before expenses)	$1,000	$1,020.15	$4.90
R6
Actual	$1,000	$1,035.40	$1.98
Hypothetical (5% return before expenses)	$1,000	$1,023.05	$1.97
Advisor
Actual	$1,000	$1,034.90	$2.39
Hypothetical (5% return before expenses)	$1,000	$1,022.65	$2.38

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.62%;
C: 1.12%; R: 0.97%; R6: 0.39%; and Advisor: 0.47%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Franklin U.S. Government Securities Fund

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Breakdown
Based on Total Net Assets as of 3/31/16

GNMA	97.1%
Short-Term Investments & Other Net Assets	2.9%

Performance Overview

The Fund’s Class A shares generated a +1.13% cumulative total return for the six months under review. In comparison, the Fund’s peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, posted a +1.15% total return.2 The Barclays U.S. Government Index: Intermediate Component, the intermediate component of the Barclays U.S. Government Index, returned +1.43% for the same period.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 31.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We currently invest the Fund’s assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.

Dividend Distributions*
10/1/15–3/31/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.75	1.48	1.56	1.90	1.83
November	1.70	1.44	1.52	1.85	1.78
December	1.74	1.47	1.55	1.89	1.82
January	1.67	1.40	1.49	1.82	1.75
February	1.64	1.39	1.46	1.78	1.71
March	1.67	1.40	1.47	1.82	1.75
Total	10.17	8.58	9.05	11.06	10.64

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales grew for most of the period, but slowed in February because of low supply levels and rising prices.

Ginnie Mae (GNMA) mortgage-backed securities (MBS) performed well during the period and produced positive total and excess returns but were outpaced by strong performance from Treasuries.

In our view, agency MBS remained fully valued. The Fed’s participation in agency MBS has, in our view, kept mortgage

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/16, there were 61 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
3. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 88.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

valuations high. Questions persist about the demand source for agency MBS once the Fed moves closer to ceasing reinvestment in MBS. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector. We believed prepayment levels could moderate with mortgage rates staying in the same range and underwriting standards remaining tight.

Within the agency mortgage pass-through sector, GNMA MBS outpaced their Freddie Mac MBS and Fannie Mae MBS counterparts. On a total return basis, GNMA 3.0% coupons were the best performers, while 5.0% coupons generally lagged.

The Fund maintains a conservative, disciplined investment strategy and invests entirely in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government—the same guarantee applicable to U.S. Treasuries.1 Our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.0%, 3.5% and 4.0% coupons while reducing exposure to 4.5%, 5.0% and 5.5% coupons. Our heaviest allocation was in 3.5% and 4.0% coupons at period-end. The Fund’s positions in higher coupon—4.0% through 6.0%—GNMA securities generally benefited performance, while our allocation to 3.0% and 3.5% coupon GNMAs detracted from performance.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	9/30/15		Change
A (FKUSX)	$6.37	$6.40	-$	0.03
C (FRUGX)	$6.33	$6.36	-$	0.03
R (FUSRX)	$6.37	$6.40	-$	0.03
R6 (FGORX)	$6.39	$6.42	-$	0.03
Advisor (FUSAX)	$6.39	$6.42	-$	0.03

Distributions[1] (10/1/15–3/31/16)
	Dividend
Share Class	Income
A	$0.1017
C	$0.0858
R	$0.0905
R6	$0.1106
Advisor	$0.1064

See page 33 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	Operating Expenses[5]
A			0.76%
6-Month	+1.13%	-3.11%
1-Year	+1.05%	-3.26%
5-Year	+13.05%	+1.59%
10-Year	+49.18%	+3.64%
C			1.26%
6-Month	+0.88%	-0.11%
1-Year	+0.70%	-0.28%
5-Year	+10.27%	+1.97%
10-Year	+41.85%	+3.56%
R			1.11%
6-Month	+0.95%	+0.95%
1-Year	+0.85%	+0.85%
5-Year	+11.05%	+2.12%
10-Year	+43.91%	+3.71%
R6			0.47%
6-Month	+1.27%	+1.27%
1-Year	+1.49%	+1.49%
Since Inception (5/1/13)	+5.21%	+1.76%
Advisor			0.61%
6-Month	+1.20%	+1.20%
1-Year	+1.20%	+1.20%
5-Year	+13.86%	+2.63%
10-Year	+51.38%	+4.23%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver) (without waiver)
A	3.01%	2.25%	2.25%
C	2.65%	1.83%	1.83%
R	2.77%	1.98%	1.98%
R6	3.42%	2.64%	2.64%
Advisor	3.29%	2.50%	2.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 33 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on
3/31/16.
7. The 30-day standardized yield for the 30 days ended 3/31/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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		FRANKLIN U.S. GOVERNMENT SECURITIES FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,011.30	$3.82
Hypothetical (5% return before expenses)	$1,000	$1,021.20	$3.84
C
Actual	$1,000	$1,008.80	$6.33
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.36
R
Actual	$1,000	$1,009.50	$5.58
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.60
R6
Actual	$1,000	$1,012.70	$2.42
Hypothetical (5% return before expenses)	$1,000	$1,022.60	$2.43
Advisor
Actual	$1,000	$1,012.00	$3.07
Hypothetical (5% return before expenses)	$1,000	$1,021.95	$3.08

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.76%;
C: 1.26%; R: 1.11%; R6: 0.48%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Semiannual Report 35

Franklin Utilities Fund

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance Overview

The Fund’s Class A shares delivered a +14.87% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 (S&P 500) Index, which is a broad measure of U.S. stock performance, generated a +8.49% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index, produced a +16.80% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 38.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager’s Discussion

The Fund’s energy sector holdings weighed on absolute performance.2 Significant detractors during the period included natural gas, petroleum and electricity power producer The Williams Companies, natural gas and refined petroleum products producer Kinder Morgan and pipeline holding company Plains GP Holdings. The companies had limited direct exposure to risky financial instruments that bet on commodity prices, but they suffered from indirect exposure through their production volumes, counterparty risk and growth potential. The resulting decline in earnings potential combined with widening risk premiums for energy companies further damaged the companies’ access to capital, widened credit spreads and lowered market value. The Williams Companies was also hurt by the deteriorating financial condition of its key gathering and processing customer, Chesapeake Energy. Kinder was pressured by its management team’s decision to reduce its dividend in an attempt to maintain an investment-grade credit rating amid the decline in oil prices.

Portfolio Breakdown

Based on Total Net Assets as of 3/31/16

In contrast, the Fund’s utilities holdings contributed notably to absolute performance during the reporting period.3 Our position in clean energy company NextEra Energy benefited from the passage of a congressional spending bill that included

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The energy sector comprises oil, gas and consumable fuels in the SOI.
3. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 96.

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FRANKLIN UTILITIES FUND

multi-year extensions of solar and wind tax credits. The passage of this legislation was a surprise and a positive event for renewables developers, of which NextEra is among the leading players in the U.S. The legislation also helps provide greater clarity into the company’s earnings growth trajectory. Electric and gas utility provider Exelon’s decision to increase its dividend and explain its long-term growth metrics was viewed positively by investors. Contracting credit spreads following the bottoming of oil prices in early February also increased the value of comparable merchant generation assets. American Electric Power Company benefited from a legislative effort in Ohio to sign power purchasing agreements that covered several of the company’s unregulated power-generation assets.

Top 10 Holdings
3/31/16
Company	% of Total
Sector/Industry	Net Assets
NextEra Energy Inc.	5.7%
Electric Utilities
Edison International	5.2%
Electric Utilities
Dominion Resources Inc.	5.2%
Multi-Utilities
Duke Energy Corp.	4.7%
Electric Utilities
Sempra Energy	4.4%
Multi-Utilities
American Electric Power Co. Inc.	4.4%
Electric Utilities
PG&E Corp.	4.3%
Electric Utilities
Exelon Corp.	3.9%
Electric Utilities
CMS Energy Corp.	3.4%
Multi-Utilities
Xcel Energy Inc.	3.2%
Electric Utilities

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 37

FRANKLIN UTILITIES FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	9/30/15		Change
A (FKUTX)	$17.57	$16.08	+$	1.49
C (FRUSX)	$17.48	$16.01	+$	1.47
R (FRURX)	$17.50	$16.02	+$	1.48
R6 (FUFRX)	$17.69	$16.18	+$	1.51
Advisor (FRUAX)	$17.69	$16.19	+$	1.50

Distributions[1] (10/1/15–3/31/16)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.2700	$0.0339		$0.4872	$0.7911
C	$0.2296	$0.0339		$0.4872	$0.7507
R	$0.2412	$0.0339		$0.4872	$0.7623
R6	$0.2923	$0.0339		$0.4872	$0.8134
Advisor	$0.2822	$0.0339		$0.4872	$0.8033

See page 40 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses[6]
A				0.73%
6-Month	+14.87%	+10.01%	$11,001
1-Year	+10.54%	+5.85%	$10,585
5-Year	+83.97%	+11.99%	$17,614
10-Year	+146.66%	+8.98%	$23,624
C				1.23%
6-Month	+14.51%	+13.51%	$11,351
1-Year	+9.95%	+8.95%	$10,895
5-Year	+79.30%	+12.39%	$17,930
10-Year	+134.44%	+8.89%	$23,444
R				1.08%
6-Month	+14.65%	+14.65%	$11,465
1-Year	+10.08%	+10.08%	$11,008
5-Year	+80.64%	+12.55%	$18,064
10-Year	+138.01%	+9.06%	$23,801
R6				0.47%
6-Month	+15.06%	+15.06%	$11,506
1-Year	+10.80%	+10.80%	$11,080
Since Inception (5/1/13)	+30.49%	+9.56%	$13,049
Advisor				0.58%
6-Month	+14.91%	+14.91%	$11,491
1-Year	+10.68%	+10.68%	$11,068
5-Year	+85.26%	+13.12%	$18,526
10-Year	+150.31%	+9.61%	$25,031

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	2.51%	2.53%	2.53%
C	2.18%	2.14%	2.14%
R	2.31%	2.30%	2.29%
R6	2.86%	2.90%	2.90%
Advisor	2.74%	2.80%	2.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 40 for Performance Summary footnotes.

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Semiannual Report 39

FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. In addition to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 3/31/16.
8. The 30-day standardized yield for the 30 days ended 3/31/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Semiannual Report 41

FRANKLIN UTILITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,148.70	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,021.25	$3.79
C
Actual	$1,000	$1,145.10	$6.70
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.31
R
Actual	$1,000	$1,146.50	$5.90
Hypothetical (5% return before expenses)	$1,000	$1,019.50	$5.55
R6
Actual	$1,000	$1,150.60	$2.58
Hypothetical (5% return before expenses)	$1,000	$1,022.60	$2.43
Advisor
Actual	$1,000	$1,149.10	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,022.00	$3.03

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.75%;
C: 1.25%; R: 1.10%; R6: 0.48%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin DynaTech Fund
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.04	$46.08	$42.13	$34.00	$27.66	$27.16
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)	(0.21)	(0.18)	(0.12)	(0.11)	(0.14)
Net realized and unrealized gains (losses)	1.16	1.78	5.94	8.25	7.10	0.64
Total from investment operations	1.09	1.57	5.76	8.13	6.99	0.50
Less distributions from net realized gains.	(1.20)	(1.61)	(1.81)	—	(0.65)	—
Net asset value, end of period	$45.93	$46.04	$46.08	$42.13	$34.00	$27.66

Total return[c]	2.16%	3.40%	13.98%	23.91%	25.59%	1.84%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.89%	0.89%	0.89%	0.94%	0.96%	0.97%
Expenses net of waiver and payments by
affiliates	0.88%	0.89%[e]	0.89%[e,f]	0.94%	0.96%	0.97%
Net investment income (loss)	(0.31)%	(0.44)%	(0.41)%	(0.34)%	(0.35)%	(0.46)%

Supplemental data
Net assets, end of period (000’s)	$2,026,775	$1,857,570	$1,504,338	$1,072,814	$898,665	$642,552
Portfolio turnover rate	7.92%	31.02%	26.43%	35.40%	16.65%	30.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 43

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$40.00	$40.53	$37.53	$30.52	$25.07	$24.81
Income from investment operations[a]:
Net investment income (loss)[b]	(0.21)	(0.50)	(0.46)	(0.35)	(0.32)	(0.34)
Net realized and unrealized gains (losses)	1.01	1.58	5.27	7.36	6.42	0.60
Total from investment operations	0.80	1.08	4.81	7.01	6.10	0.26
Less distributions from net realized gains.	(1.20)	(1.61)	(1.81)	—	(0.65)	—
Net asset value, end of period	$39.60	$40.00	$40.53	$37.53	$30.52	$25.07

Total return[c]	1.75%	2.63%	13.13%	22.97%	24.67%	1.05%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.64%	1.64%	1.64%	1.69%	1.71%	1.72%
Expenses net of waiver and payments by
affiliates	1.63%	1.64%[e]	1.64%[e,f]	1.69%	1.71%	1.72%
Net investment income (loss)	(1.06)%	(1.19)%	(1.16)%	(1.09)%	(1.10)%	(1.21)%

Supplemental data
Net assets, end of period (000’s)	$307,615	$270,961	$212,961	$176,556	$142,903	$105,707
Portfolio turnover rate	7.92%	31.02%	26.43%	35.40%	16.65%	30.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

44 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$45.16	$45.35	$41.58	$33.65	$27.44	$27.02
Income from investment operations[a]:
Net investment income (loss)[b]	(0.13)	(0.32)	(0.29)	(0.21)	(0.19)	(0.22)
Net realized and unrealized gains (losses)	1.14	1.74	5.87	8.14	7.05	0.64
Total from investment operations	1.01	1.42	5.58	7.93	6.86	0.42
Less distributions from net realized gains.	(1.20)	(1.61)	(1.81)	—	(0.65)	—
Net asset value, end of period	$44.97	$45.16	$45.35	$41.58	$33.65	$27.44

Total return[c]	2.04%	3.11%	13.72%	23.57%	25.32%	1.55%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.14%	1.14%	1.14%	1.19%	1.21%	1.22%
Expenses net of waiver and payments by
affiliates	1.13%	1.14%[e]	1.14%[e,f]	1.19%	1.21%	1.22%
Net investment income (loss)	(0.56)%	(0.69)%	(0.66)%	(0.59)%	(0.60)%	(0.71)%

Supplemental data
Net assets, end of period (000’s)	$39,975	$43,001	$45,230	$41,825	$33,338	$11,100
Portfolio turnover rate	7.92%	31.02%	26.43%	35.40%	16.65%	30.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 45

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2016	Year Ended September 30,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$47.15	$46.97	$42.74	$36.56
Income from investment operations[b]:
Net investment income (loss)[c]	0.02	(0.01)	(0.01)	0.01
Net realized and unrealized gains (losses)	1.19	1.80	6.05	6.17
Total from investment operations	1.21	1.79	6.04	6.18
Less distributions from net realized gains	(1.20)	(1.61)	(1.81)	—
Net asset value, end of period	$47.16	$47.15	$46.97	$42.74

Total return[d]	2.37%	3.81%	14.45%	16.90%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.48%	0.48%	0.49%	0.52%
Expenses net of waiver and payments by affiliates.	0.47%	0.48%[f]	0.49%[f,g]	0.52%
Net investment income (loss)	0.10%	(0.03)%	(0.01)%	0.08%

Supplemental data
Net assets, end of period (000’s)	$367,021	$362,627	$342,466	$317,315
Portfolio turnover rate.	7.92%	31.02%	26.43%	35.40%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

46 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.96	$46.87	$42.71	$34.39	$27.89	$27.33
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(0.09)	(0.07)	(0.03)	(0.03)	(0.06)
Net realized and unrealized gains (losses)	1.19	1.79	6.04	8.35	7.18	0.62
Total from investment operations	1.17	1.70	5.97	8.32	7.15	0.56
Less distributions from net realized gains.	(1.20)	(1.61)	(1.81)	—	(0.65)	—
Net asset value, end of period	$46.93	$46.96	$46.87	$42.71	$34.39	$27.89

Total return[c]	2.29%	3.62%	14.29%	24.19%	25.96%	2.05%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.64%	0.64%	0.64%	0.69%	0.71%	0.72%
Expenses net of waiver and payments by
affiliates	0.63%	0.64%[e]	0.64%[e,f]	0.69%	0.71%	0.72%
Net investment income (loss)	(0.06)%	(0.19)%	(0.16)%	(0.09)%	(0.10)%	(0.21)%

Supplemental data
Net assets, end of period (000’s)	$151,996	$176,090	$159,180	$122,287	$260,012	$102,221
Portfolio turnover rate	7.92%	31.02%	26.43%	35.40%	16.65%	30.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 47

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2016 (unaudited)
Franklin DynaTech Fund
	Country	Shares	Value

Common Stocks 96.9%
Aerospace & Defense 0.9%
The Boeing Co	United States	100,000	$12,694,000
Raytheon Co	United States	100,000	12,263,000
			24,957,000
Air Freight & Logistics 0.7%
FedEx Corp	United States	120,000	19,526,400
Biotechnology 8.6%
[a] Alnylam Pharmaceuticals Inc	United States	120,000	7,532,400
Amgen Inc	United States	150,000	22,489,500
[a] Biogen Inc	United States	150,000	39,048,000
[a] Celgene Corp	United States	650,000	65,058,500
Gilead Sciences Inc	United States	650,000	59,709,000
[a] Heron Therapeutics Inc	United States	200,000	3,798,000
[a] Incyte Corp	United States	300,000	21,741,000
[a] Kite Pharma Inc	United States	100,000	4,591,000
[a] Regeneron Pharmaceuticals Inc	United States	70,000	25,230,800
			249,198,200
Communications Equipment 2.0%
[a] Palo Alto Networks Inc	United States	350,000	57,099,000
Diversified Financial Services 2.2%
Intercontinental Exchange Inc	United States	150,000	35,271,000
Moody’s Corp	United States	300,000	28,968,000
			64,239,000
Diversified Telecommunication Services 1.1%
[a] SBA Communications Corp	United States	325,000	32,555,250
Electrical Equipment 0.9%
Acuity Brands Inc	United States	125,000	27,267,500
Electronic Equipment, Instruments & Components 0.8%
Amphenol Corp., A	United States	400,000	23,128,000
Energy Equipment & Services 1.7%
Core Laboratories NV	United States	100,000	11,241,000
Schlumberger Ltd	United States	500,000	36,875,000
			48,116,000
Health Care Equipment & Supplies 6.7%
Abbott Laboratories	United States	550,000	23,006,500
C. R. Bard Inc	United States	130,000	26,347,100
[a] DexCom Inc	United States	400,000	27,164,000
[a] Edwards Lifesciences Corp	United States	600,000	52,926,000
[a] IDEXX Laboratories Inc	United States	400,000	31,328,000
[a] Nevro Corp	United States	100,000	5,626,000
Stryker Corp	United States	250,000	26,822,500
			193,220,100
Health Care Providers & Services 3.4%
[a] Henry Schein Inc	United States	120,000	20,715,600
McKesson Corp	United States	200,000	31,450,000
UnitedHealth Group Inc	United States	350,000	45,115,000
			97,280,600

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Health Care Technology 1.5%
[a] athenahealth Inc	United States	125,000	$17,347,500
[a] Cerner Corp	United States	250,000	13,240,000
[a] Veeva Systems Inc	United States	500,000	12,520,000
			43,107,500
Industrial Conglomerates 0.3%
Roper Technologies Inc	United States	40,000	7,310,800
Internet & Catalog Retail 8.4%
[a] Amazon.com Inc	United States	230,000	136,537,200
[a] Ctrip.com International Ltd., ADR	China	200,000	8,852,000
[a] Liberty Ventures, A	United States	550,000	21,516,000
[a] Netflix Inc	United States	300,000	30,669,000
[a] The Priceline Group Inc	United States	35,000	45,113,600
			242,687,800
Internet Software & Services 14.3%
[a] Alphabet Inc., A	United States	150,000	114,435,000
[a] Alphabet Inc., C	United States	62,170	46,313,542
[a] Baidu Inc., ADR	China	140,000	26,723,200
[a] Demandware Inc	United States	175,000	6,842,500
[a] Facebook Inc., A.	United States	1,100,000	125,510,000
[a] LinkedIn Corp., A	United States	100,000	11,435,000
MercadoLibre Inc	Argentina	100,000	11,785,000
NetEase Inc., ADR	China	130,000	18,665,400
Tencent Holdings Ltd	China	2,500,000	51,080,588
			412,790,230
IT Services 7.6%
CSRA Inc	United States	75,000	2,017,500
[a] EPAM Systems Inc	United States	100,000	7,467,000
[a] Fiserv Inc	United States	300,000	30,774,000
MasterCard Inc., A	United States	1,000,000	94,500,000
[a] PayPal Holdings Inc	United States	235,000	9,071,000
Visa Inc., A	United States	1,000,000	76,480,000
			220,309,500
Life Sciences Tools & Services 3.0%
[a] Illumina Inc	United States	200,000	32,422,000
Thermo Fisher Scientific Inc	United States	200,000	28,318,000
[a] VWR Corp	United States	500,000	13,530,000
[a] Waters Corp	United States	100,000	13,192,000
			87,462,000
Media 1.4%
[a] Liberty Broadband Corp., A	United States	300,000	17,448,000
[a] Liberty Broadband Corp., C	United States	130,907	7,586,061
[a] Liberty Media Corp., A.	United States	225,000	8,691,750
Naspers Ltd., N	South Africa	55,000	7,678,161
			41,403,972
Pharmaceuticals 3.1%
[a] Allergan PLC	United States	200,000	53,606,000
Bristol-Myers Squibb Co	United States	250,000	15,970,000
Merck KGaA	Germany	250,000	20,861,277

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Semiannual Report 49

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
Novo Nordisk AS, ADR	Denmark	10,000	$541,900
			90,979,177
Real Estate Investment Trusts (REITs) 3.7%
American Tower Corp	United States	400,000	40,948,000
Equinix Inc	United States	200,000	66,142,000
			107,090,000
Semiconductors & Semiconductor Equipment 6.8%
ARM Holdings PLC, ADR.	United Kingdom	750,000	32,767,500
ASML Holding NV, N.Y. shs	Netherlands	200,000	20,078,000
Broadcom Ltd	Singapore	270,000	41,715,000
[a] Cavium Inc	United States	300,000	18,348,000
Intel Corp	United States	800,000	25,880,000
Lam Research Corp	United States	300,000	24,780,000
[a] M/A-COM Technology Solutions Holdings Inc	United States	40,000	1,751,600
[a] NXP Semiconductors NV.	Netherlands	400,000	32,428,000
			197,748,100
Software 14.1%
[a] Adobe Systems Inc	United States	500,000	46,900,000
[a] ANSYS Inc	United States	250,000	22,365,000
[a] Aspen Technology Inc	United States	400,000	14,452,000
[a] Atlassian Corp. PLC	United Kingdom	100,000	2,515,000
[a] Electronic Arts Inc	United States	450,000	29,749,500
[a] Ellie Mae Inc	United States	250,000	22,660,000
[a] Hubspot Inc	United States	25,000	1,090,500
Intuit Inc	United States	300,000	31,203,000
Microsoft Corp	United States	600,000	33,138,000
[a] Mobileye NV	United States	50,000	1,864,500
[a] NetSuite Inc	United States	400,000	27,396,000
[a] Red Hat Inc	United States	10,000	745,100
[a] Salesforce.com Inc	United States	800,000	59,064,000
[a] ServiceNow Inc	United States	650,000	39,767,000
[a] Tyler Technologies Inc	United States	150,000	19,291,500
[a] Ultimate Software Group Inc	United States	200,000	38,700,000
[a] Workday Inc	United States	225,000	17,289,000
[a] Zendesk Inc	United States	50,000	1,046,500
			409,236,600
Technology Hardware, Storage & Peripherals 1.5%
Apple Inc	United States	400,000	43,596,000
Textiles, Apparel & Luxury Goods 2.0%
NIKE Inc., B	United States	600,000	36,882,000
[a] Under Armour Inc., A	United States	250,000	21,207,500
			58,089,500
Wireless Telecommunication Services 0.2%
[a] T-Mobile U.S. Inc	United States	125,000	4,787,500
Total Common Stocks (Cost $1,766,579,427)			2,803,185,729

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value
Short Term Investments (Cost $99,738,661) 3.4%
Money Market Funds 3.4%
[a,b] Institutional Fiduciary Trust Money Market Portfolio.	United States	99,738,661	$99,738,661
Total Investments (Cost $1,866,318,088) 100.3%			2,902,924,390
Other Assets, less Liabilities (0.3)%			(9,543,066)
Net Assets 100.0%			$2,893,381,324

See Abbreviations on page 128.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 51

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Growth Fund
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$72.40	$70.51	$59.49	$50.13	$40.45	$41.11
Income from investment operations[a]:
Net investment income[b]	0.27 [c]	0.29	0.26	0.26	0.20	0.19
Net realized and unrealized gains (losses)	3.69	1.79	11.06	9.24	9.76	(0.67)
Total from investment operations	3.96	2.08	11.32	9.50	9.96	(0.48)
Less distributions from:
Net investment income.	(0.47)	(0.19)	(0.30)	(0.14)	(0.16)	(0.18)
Net realized gains	(2.37)	—	—	—	(0.12)	—
Total distributions	(2.84)	(0.19)	(0.30)	(0.14)	(0.28)	(0.18)
Net asset value, end of period	$73.52	$72.40	$70.51	$59.49	$50.13	$40.45

Total return[d]	5.38%	2.94%	19.08%	19.01%	24.74%	(1.23)%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.88%	0.88%	0.90%	0.91%	0.94%	0.92%
Expenses net of waiver and payments by
affiliates	0.86%[f]	0.88%[f,g]	0.90%[f,g]	0.91%[f]	0.94%	0.92%
Net investment income	0.75%[c]	0.38%	0.40%	0.49%	0.43%	0.42%

Supplemental data
Net assets, end of period (000’s)	$7,551,007	$7,185,665	$6,611,073	$5,305,031	$4,135,962	$3,046,277
Portfolio turnover rate	4.43%	5.05%	1.50%	0.83%	3.50%	2.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per shares includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.48%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

52 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$67.17	$65.75	$55.64	$47.10	$38.16	$38.92
Income from investment operations[a]:
Net investment income (loss)[b]	—[c,d]	(0.26)	(0.22)	(0.13)	(0.14)	(0.14)
Net realized and unrealized gains (losses)	3.42	1.68	10.33	8.67	9.20	(0.62)
Total from investment operations	3.42	1.42	10.11	8.54	9.06	(0.76)
Less distributions from net realized gains.	(2.37)	—	—	—	(0.12)	—
Net asset value, end of period	$68.22	$67.17	$65.75	$55.64	$47.10	$38.16

Total return[e]	5.00%	2.16%	18.17%	18.13%	23.79%	(1.95)%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.63%	1.63%	1.65%	1.66%	1.69%	1.67%
Expenses net of waiver and payments by
affiliates	1.61%[g]	1.63%[g,h]	1.65%[g,h]	1.66%[g]	1.69%	1.67%
Net investment income (loss)	—%[c,i]	(0.37)%	(0.35)%	(0.26)%	(0.32)%	(0.33)%

Supplemental data
Net assets, end of period (000’s)	$835,215	$777,570	$662,548	$546,505	$466,205	$390,171
Portfolio turnover rate	4.43%	5.05%	1.50%	0.83%	3.50%	2.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per shares includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.27)%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 53

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$71.93	$70.05	$59.07	$49.82	$40.23	$40.94
Income from investment operations[a]:
Net investment income[b]	0.19 [c]	0.10	0.10	0.13	0.08	0.06
Net realized and unrealized gains (losses)	3.65	1.78	10.98	9.18	9.71	(0.65)
Total from investment operations	3.84	1.88	11.08	9.31	9.79	(0.59)
Less distributions from:
Net investment income.	(0.16)	—	(0.10)	(0.06)	(0.08)	(0.12)
Net realized gains	(2.37)	—	—	—	(0.12)	—
Total distributions	(2.53)	—	(0.10)	(0.06)	(0.20)	(0.12)
Net asset value, end of period	$73.24	$71.93	$70.05	$59.07	$49.82	$40.23

Total return[d]	5.25%	2.68%	18.77%	18.71%	24.42%	(1.47)%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.13%	1.13%	1.15%	1.16%	1.19%	1.17%
Expenses net of waiver and payments by
affiliates	1.11%[f]	1.13%[f,g]	1.15%[f,g]	1.16%[f]	1.19%	1.17%
Net investment income	0.50%[c]	0.13%	0.15%	0.24%	0.18%	0.17%

Supplemental data
Net assets, end of period (000’s)	$474,822	$501,813	$565,634	$552,391	$466,954	$283,464
Portfolio turnover rate	4.43%	5.05%	1.50%	0.83%	3.50%	2.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per shares includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.23%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2016	Year Ended September 30,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$72.69	$70.76	$59.71	$54.58
Income from investment operations[b]:
Net investment income[c]	0.43 [d]	0.61	0.55	0.24
Net realized and unrealized gains (losses)	3.72	1.79	11.08	4.89
Total from investment operations	4.15	2.40	11.63	5.13
Less distributions from:
Net investment income	(0.87)	(0.47)	(0.58)	—
Net realized gains	(2.37)	—	—	—
Total distributions	(3.24)	(0.47)	(0.58)	—
Net asset value, end of period	$73.60	$72.69	$70.76	$59.71

Total return[e]	5.60%	3.37%	19.59%	9.40%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.46%	0.46%	0.47%	0.48%
Expenses net of waiver and payments by affiliates[g]	0.44%	0.46%[h]	0.47%[h]	0.48%
Net investment income	1.17%[d]	0.80%	0.83%	0.92%

Supplemental data
Net assets, end of period (000’s)	$1,240,937	$1,163,362	$1,107,887	$871,260
Portfolio turnover rate.	4.43%	5.05%	1.50%	0.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per shares includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 55

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$72.67	$70.75	$59.66	$50.24	$40.53	$41.18
Income from investment operations[a]:
Net investment income[b]	0.36 [c]	0.48	0.43	0.39	0.32	0.30
Net realized and unrealized gains (losses)	3.73	1.79	11.08	9.26	9.78	(0.68)
Total from investment operations	4.09	2.27	11.51	9.65	10.10	(0.38)
Less distributions from:
Net investment income.	(0.71)	(0.35)	(0.42)	(0.23)	(0.27)	(0.27)
Net realized gains	(2.37)	—	—	—	(0.12)	—
Total distributions	(3.08)	(0.35)	(0.42)	(0.23)	(0.39)	(0.27)
Net asset value, end of period	$73.68	$72.67	$70.75	$59.66	$50.24	$40.53

Total return[d]	5.52%	3.20%	19.37%	19.29%	25.04%	(0.96)%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.63%	0.63%	0.65%	0.66%	0.69%	0.67%
Expenses net of waiver and payments by
affiliates	0.61%[f]	0.63%[f,g]	0.65%[f,g]	0.66%[f]	0.69%	0.67%
Net investment income	1.00%[c]	0.63%	0.65%	0.74%	0.68%	0.67%

Supplemental data
Net assets, end of period (000’s)	$1,748,350	$1,514,492	$1,414,980	$1,080,811	$1,399,191	$917,394
Portfolio turnover rate	4.43%	5.05%	1.50%	0.83%	3.50%	2.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per shares includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.73%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2016 (unaudited)
Franklin Growth Fund
	Country	Shares	Value

Common Stocks 89.8%
Automobiles & Components 1.8%
BorgWarner Inc	United States	1,650,000	$63,360,000
Ford Motor Co	United States	1,200,000	16,200,000
General Motors Co	United States	800,000	25,144,000
Harley-Davidson Inc	United States	913,096	46,869,218
Johnson Controls Inc	United States	1,600,000	62,352,000
			213,925,218
Banks 0.4%
[a] Signature Bank	United States	23,000	3,130,760
U.S. Bancorp	United States	100,000	4,059,000
Wells Fargo & Co	United States	750,000	36,270,000
			43,459,760
Capital Goods 15.7%
3M Co	United States	855,000	142,468,650
Allegion PLC	United States	700,000	44,597,000
AMETEK Inc	United States	60,000	2,998,800
The Boeing Co	United States	1,100,000	139,634,000
Caterpillar Inc	United States	550,000	42,097,000
Danaher Corp	United States	1,050,000	99,603,000
Deere & Co	United States	500,000	38,495,000
Emerson Electric Co	United States	1,100,000	59,818,000
General Dynamics Corp	United States	1,000,000	131,370,000
General Electric Co	United States	1,800,000	57,222,000
Huntington Ingalls Industries Inc	United States	166,666	22,823,242
Illinois Tool Works Inc	United States	1,000,000	102,440,000
Ingersoll-Rand PLC	United States	1,100,000	68,211,000
Lockheed Martin Corp	United States	500,000	110,750,000
Northrop Grumman Corp	United States	1,100,000	217,690,000
Raytheon Co	United States	600,000	73,578,000
Rockwell Collins Inc	United States	350,000	32,273,500
[a] Sensata Technologies Holding NV	United States	3,200,000	124,288,000
Stanley Black & Decker Inc	United States	650,000	68,386,500
Textron Inc	United States	1,600,000	58,336,000
United Technologies Corp	United States	930,000	93,093,000
W.W. Grainger Inc	United States	550,000	128,386,500
			1,858,559,192
Commercial & Professional Services 3.0%
Dun & Bradstreet Corp	United States	675,000	69,579,000
Equifax Inc	United States	550,000	62,859,500
[a] IHS Inc., A	United States	1,000,000	124,160,000
Robert Half International Inc	United States	150,000	6,987,000
[a] Stericycle Inc	United States	200,000	25,238,000
[a] Verisk Analytics Inc	United States	850,000	67,932,000
			356,755,500
Consumer Durables & Apparel 2.1%
NIKE Inc., B	United States	1,880,000	115,563,600
VF Corp	United States	2,048,000	132,628,480
			248,192,080

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Semiannual Report 57

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Consumer Services 1.1%
Carnival Corp	United States	1,200,000	$63,324,000
[a] Chipotle Mexican Grill Inc	United States	4,000	1,883,880
Graham Holdings Co., B	United States	80,000	38,400,000
Starbucks Corp	United States	78,000	4,656,600
Starwood Hotels & Resorts Worldwide Inc	United States	250,000	20,857,500
			129,121,980
Diversified Financials 2.4%
American Express Co	United States	600,000	36,840,000
[a] Berkshire Hathaway Inc., A	United States	184	39,274,800
BlackRock Inc	United States	225,000	76,628,250
The Charles Schwab Corp	United States	2,200,000	61,644,000
T. Rowe Price Group Inc	United States	900,000	66,114,000
			280,501,050
Energy 2.1%
Anadarko Petroleum Corp	United States	1,250,000	58,212,500
Cabot Oil & Gas Corp., A.	United States	1,700,000	38,607,000
Chevron Corp	United States	10,000	954,000
EOG Resources Inc	United States	45,000	3,266,100
[a] FMC Technologies Inc	United States	1,500,000	41,040,000
Halliburton Co	United States	850,000	30,362,000
Occidental Petroleum Corp	United States	300,000	20,529,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	345,000	16,715,250
Schlumberger Ltd	United States	573,700	42,310,375
			251,996,225
Food & Staples Retailing 0.6%
Costco Wholesale Corp	United States	28,000	4,412,240
CVS Health Corp	United States	656,000	68,046,880
			72,459,120
Food, Beverage & Tobacco 3.2%
Brown-Forman Corp., B.	United States	650,000	64,005,500
Bunge Ltd	United States	250,000	14,167,500
Mead Johnson Nutrition Co., A	United States	1,225,000	104,088,250
Mondelez International Inc., A	United States	600,000	24,072,000
[a] Monster Beverage Corp	United States	900,000	120,042,000
PepsiCo Inc	United States	497,000	50,932,560
			377,307,810
Health Care Equipment & Services 6.7%
Abbott Laboratories	United States	1,099,000	45,971,170
Aetna Inc	United States	600,000	67,410,000
Baxter International Inc	United States	400,000	16,432,000
Becton, Dickinson and Co	United States	77,700	11,796,414
Cardinal Health Inc	United States	300,000	24,585,000
[a] Cerner Corp	United States	68,000	3,601,280
[a] Edwards Lifesciences Corp	United States	400,000	35,284,000
[a] Envision Healthcare Holdings Inc	United States	2,300,000	46,920,000
[a] Express Scripts Holding Co	United States	361,648	24,841,601
[a] Haemonetics Corp	United States	1,000,000	34,980,000
[a] Henry Schein Inc	United States	350,000	60,420,500
Hill-Rom Holdings Inc	United States	300,000	15,090,000
[a] Intuitive Surgical Inc	United States	150,000	90,157,500

58 Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Health Care Equipment & Services (continued)
[a] Laboratory Corp. of America Holdings	United States	500,000	$58,565,000
McKesson Corp	United States	31,000	4,874,750
Medtronic PLC	United States	406,300	30,472,500
Quest Diagnostics Inc	United States	900,000	64,305,000
Stryker Corp	United States	400,000	42,916,000
Teleflex Inc	United States	500,000	78,505,000
[a] Varian Medical Systems Inc	United States	300,000	24,006,000
Zimmer Biomet Holdings Inc	United States	100,000	10,663,000
			791,796,715
Household & Personal Products 0.2%
The Procter & Gamble Co	United States	335,000	27,573,850
Insurance 0.4%
Aflac Inc	United States	600,000	37,884,000
Chubb Ltd	United States	35,000	4,170,250
MetLife Inc	United States	105,000	4,613,700
			46,667,950
Materials 4.1%
Air Products and Chemicals Inc	United States	500,000	72,025,000
[a] Axalta Coating Systems Ltd	United States	3,400,000	99,280,000
Celanese Corp., A	United States	1,250,000	81,875,000
The Dow Chemical Co	United States	90,000	4,577,400
Ecolab Inc	United States	920,000	102,598,400
Martin Marietta Materials Inc	United States	400,000	63,804,000
Praxair Inc	United States	575,000	65,808,750
			489,968,550
Media 1.8%
Cable One Inc	United States	80,000	34,970,400
Comcast Corp., A	United States	55,000	3,359,400
The Walt Disney Co	United States	1,724,290	171,239,240
			209,569,040
Pharmaceuticals, Biotechnology & Life Sciences 12.6%
AbbVie Inc	United States	460,000	26,275,200
Agilent Technologies Inc	United States	1,300,000	51,805,000
[a] Allergan PLC	United States	400,000	107,212,000
Amgen Inc	United States	1,000,000	149,930,000
Baxalta Inc	United States	400,000	16,160,000
[a] Biogen Inc	United States	500,000	130,160,000
[a] Bluebird Bio Inc	United States	400,000	17,000,000
[a] Catalent Inc	United States	3,400,000	90,678,000
[a] Celgene Corp	United States	1,242,000	124,311,780
Eli Lilly & Co	United States	1,350,000	97,213,500
Gilead Sciences Inc	United States	650,000	59,709,000
[a] Illumina Inc	United States	400,000	64,844,000
Johnson & Johnson	United States	1,200,100	129,850,820
Merck & Co. Inc	United States	1,000,000	52,910,000
[a] Mettler-Toledo International Inc	United States	425,000	146,523,000
[a] NantKwest Inc	United States	575,000	4,726,500
Perrigo Co. PLC	United States	20,000	2,558,600
Pfizer Inc	United States	2,761,000	81,836,040
[a] Quintiles Transnational Holdings Inc	United States	40,000	2,604,000

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Semiannual Report 59

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[a] Regeneron Pharmaceuticals Inc	United States	5,000	$1,802,200
Roche Holding AG, ADR	Switzerland	1,700,000	52,062,500
[a] Waters Corp	United States	625,000	82,450,000
			1,492,622,140
Real Estate 0.7%
American Tower Corp	United States	875,000	89,573,750
Retailing 2.1%
[a] Amazon.com Inc	United States	350,000	207,774,000
Expedia Inc	United States	200,000	21,564,000
Lowe’s Cos. Inc	United States	60,000	4,545,000
The TJX Cos. Inc	United States	40,000	3,134,000
[a] TripAdvisor Inc	United States	200,000	13,300,000
			250,317,000
Semiconductors & Semiconductor Equipment 1.9%
ASML Holding NV, N.Y. shs	Netherlands	650,000	65,253,500
Broadcom Ltd	Singapore	20,000	3,090,000
Intel Corp	United States	1,100,000	35,585,000
Lam Research Corp	United States	30,000	2,478,000
Microchip Technology Inc	United States	45,000	2,169,000
QUALCOMM Inc	United States	660,000	33,752,400
Texas Instruments Inc	United States	1,400,000	80,388,000
			222,715,900
Software & Services 12.5%
[a] Alibaba Group Holding Ltd., ADR	China	480,400	37,966,012
[a] Alphabet Inc., A	United States	165,000	125,878,500
[a] Alphabet Inc., C	United States	158,432	118,023,919
[a] Autodesk Inc	United States	800,000	46,648,000
Automatic Data Processing Inc	United States	700,000	62,797,000
CDK Global LLC.	United States	233,333	10,861,651
[a] Check Point Software Technologies Ltd	Israel	525,000	45,921,750
Computer Sciences Corp	United States	1,400,000	48,146,000
CSRA Inc	United States	1,400,000	37,660,000
[a] Facebook Inc., A	United States	425,000	48,492,500
[a] Fortinet Inc	United States	1,500,000	45,945,000
IAC/InterActiveCorp	United States	300,000	14,124,000
International Business Machines Corp	United States	600,000	90,870,000
Intuit Inc	United States	1,000,000	104,010,000
MasterCard Inc., A	United States	1,347,000	127,291,500
Microsoft Corp	United States	3,215,000	177,564,450
Oracle Corp	United States	2,670,000	109,229,700
[a] Red Hat Inc	United States	33,000	2,458,830
[a] Salesforce.com Inc	United States	61,000	4,503,630
[a] ServiceNow Inc	United States	1,000,000	61,180,000
Visa Inc., A	United States	1,300,000	99,424,000
[a] Yahoo! Inc	United States	1,700,000	62,577,000
			1,481,573,442
Technology Hardware & Equipment 6.7%
Apple Inc	United States	4,086,000	445,333,140
Cisco Systems Inc	United States	2,945,000	83,844,150
EMC Corp	United States	2,700,000	71,955,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Technology Hardware & Equipment (continued)
[a] Keysight Technologies Inc	United States	650,000	$18,031,000
[a] Palo Alto Networks Inc	United States	13,000	2,120,820
TE Connectivity Ltd	United States	1,650,000	102,168,000
[a] Trimble Navigation Ltd	United States	2,700,000	66,960,000
			790,412,110
Transportation 7.1%
Alaska Air Group Inc	United States	3,200,000	262,464,000
Allegiant Travel Co	United States	200,000	35,612,000
C.H. Robinson Worldwide Inc	United States	267,300	19,841,679
Canadian National Railway Co	Canada	1,000,000	62,460,000
Canadian Pacific Railway Ltd	Canada	500,000	66,345,000
Expeditors International of Washington Inc	United States	600,000	29,286,000
Forward Air Corp	United States	500,000	22,660,000
International Consolidated Airlines Group SA, ADR	United Kingdom	1,400,000	55,916,000
Kansas City Southern	United States	450,000	38,452,500
Ryanair Holdings PLC, ADR.	Ireland	233,220	20,014,940
Union Pacific Corp	United States	2,030,000	161,486,500
[a] United Continental Holdings Inc	United States	1,050,000	62,853,000
			837,391,619
Utilities 0.6%
American Water Works Co. Inc	United States	700,000	48,251,000
NextEra Energy Inc	United States	250,000	29,585,000
			77,836,000
Total Common Stocks (Cost $4,994,804,460)			10,640,296,001

Short Term Investments (Cost $1,183,949,659) 10.0%
Money Market Funds 10.0%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	United States	1,183,949,659	1,183,949,659
Total Investments (Cost $6,178,754,119) 99.8%			11,824,245,660
Other Assets, less Liabilities 0.2%			26,085,514
Net Assets 100.0%			$11,850,331,174

See Abbreviations on page 128.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 61

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Income Fund
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.10	$2.48	$2.33	$2.23	$1.98	$2.11
Income from investment operations[a]:
Net investment income[b]	0.05	0.10	0.11	0.11	0.13	0.13
Net realized and unrealized gains (losses)	0.02	(0.36)	0.16	0.12	0.26	(0.12)
Total from investment operations	0.07	(0.26)	0.27	0.23	0.39	0.01
Less distributions from net investment income .	(0.06)	(0.12)	(0.12)	(0.13)	(0.14)	(0.14)
Net asset value, end of period	$2.11	$2.10	$2.48	$2.33	$2.23	$1.98

Total return[c]	3.38%	(10.93)%	11.86%	10.72%	20.38%	0.01%

Ratios to average net assets[d]
Expenses[e]	0.62%[f]	0.61%[f]	0.61%[f]	0.62%	0.64%	0.63%
Net investment income	4.67%	4.43%	4.28%	4.98%	5.90%	6.03%

Supplemental data
Net assets, end of period (000’s)	$43,475,161	$44,886,127	$53,823,921	$48,320,611	$41,280,437	$32,847,934
Portfolio turnover rate	30.46%	44.81%	36.03%	37.60%	33.44%	35.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

62 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.13	$2.50	$2.35	$2.25	$2.00	$2.13
Income from investment operations[a]:
Net investment income[b]	0.04	0.09	0.09	0.10	0.12	0.12
Net realized and unrealized gains (losses)	0.02	(0.35)	0.17	0.12	0.26	(0.12)
Total from investment operations	0.06	(0.26)	0.26	0.22	0.38	—
Less distributions from net investment income .	(0.05)	(0.11)	(0.11)	(0.12)	(0.13)	(0.13)
Net asset value, end of period	$2.14	$2.13	$2.50	$2.35	$2.25	$2.00

Total return[c]	3.08%	(10.89)%	11.19%	10.07%	19.58%	(0.48)%

Ratios to average net assets[d]
Expenses[e]	1.12%[f]	1.11%[f]	1.11%[f]	1.12%	1.14%	1.13%
Net investment income	4.17%	3.93%	3.78%	4.48%	5.40%	5.53%

Supplemental data
Net assets, end of period (000’s)	$22,973,340	$24,091,638	$28,802,209	$24,016,797	$20,220,114	$16,217,805
Portfolio turnover rate	30.46%	44.81%	36.03%	37.60%	33.44%	35.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 63

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.07	$2.44	$2.29	$2.20	$1.96	$2.09
Income from investment operations[a]:
Net investment income[b]	0.05	0.10	0.10	0.11	0.12	0.12
Net realized and unrealized gains (losses)	0.02	(0.36)	0.16	0.10	0.25	(0.12)
Total from investment operations	0.07	(0.26)	0.26	0.21	0.37	—
Less distributions from net investment income .	(0.06)	(0.11)	(0.11)	(0.12)	(0.13)	(0.13)
Net asset value, end of period	$2.08	$2.07	$2.44	$2.29	$2.20	$1.96

Total return[c]	3.24%	(10.99)%	11.66%	10.03%	19.66%	(0.32)%

Ratios to average net assets[d]
Expenses[e]	0.97%[f]	0.96%[f]	0.96%[f]	0.97%	0.99%	0.98%
Net investment income	4.32%	4.08%	3.93%	4.63%	5.55%	5.68%

Supplemental data
Net assets, end of period (000’s)	$388,344	$416,653	$514,892	$446,463	$426,525	$360,907
Portfolio turnover rate	30.46%	44.81%	36.03%	37.60%	33.44%	35.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

64 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2016	Year Ended September 30,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.09	$2.46	$2.31	$2.33
Income from investment operations[b]:
Net investment income[c]	0.05	0.11	0.11	0.04
Net realized and unrealized gains (losses)	0.02	(0.35)	0.17	(0.02)
Total from investment operations	0.07	(0.24)	0.28	0.02
Less distributions from net investment income.	(0.06)	(0.13)	(0.13)	(0.04)
Net asset value, end of period	$2.10	$2.09	$2.46	$2.31

Total return[d]	3.54%	(10.39)%	12.19%	1.06%

Ratios to average net assets[e]
Expenses[f]	0.39%[g]	0.38%[g]	0.38%[g]	0.39%
Net investment income	4.90%	4.66%	4.50%	5.21%

Supplemental data
Net assets, end of period (000’s)	$1,701,496	$1,744,718	$2,108,076	$1,921,084
Portfolio turnover rate.	30.46%	44.81%	36.03%	37.60%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 65

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.09	$2.46	$2.31	$2.22	$1.97	$2.10
Income from investment operations[a]:
Net investment income[b]	0.05	0.11	0.11	0.12	0.13	0.13
Net realized and unrealized gains (losses)	0.02	(0.36)	0.17	0.11	0.26	(0.12)
Total from investment operations	0.07	(0.25)	0.28	0.23	0.39	0.01
Less distributions from net investment income .	(0.06)	(0.12)	(0.13)	(0.14)	(0.14)	(0.14)
Net asset value, end of period	$2.10	$2.09	$2.46	$2.31	$2.22	$1.97

Total return[c]	3.49%	(10.46)%	12.12%	10.49%	20.69%	0.16%

Ratios to average net assets[d]
Expenses[e]	0.47%[f]	0.46%[f]	0.46%[f]	0.47%	0.49%	0.48%
Net investment income	4.82%	4.58%	4.43%	5.13%	6.05%	6.18%

Supplemental data
Net assets, end of period (000’s)	$7,231,711	$7,754,475	$9,096,269	$5,903,701	$6,444,763	$5,032,128
Portfolio turnover rate	30.46%	44.81%	36.03%	37.60%	33.44%	35.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

66 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2016 (unaudited)
Franklin Income Fund
	Country	Shares	Value

Common Stocks 43.5%
Consumer Discretionary 3.5%
Daimler AG	Germany	8,422,057	$645,836,213
Ford Motor Co	United States	62,841,459	848,359,696
General Motors Co	United States	10,621,840	333,844,431
Nordstrom Inc	United States	2,000,000	114,420,000
Target Corp	United States	8,684,784	714,584,028
			2,657,044,368
Consumer Staples 1.7%
Anheuser-Busch InBev NV, ADR	Belgium	1,675,900	208,917,694
Nestle SA	Switzerland	5,000,000	373,771,003
PepsiCo Inc	United States	7,000,000	717,360,000
			1,300,048,697
Energy 6.9%
Anadarko Petroleum Corp	United States	5,850,000	272,434,500
BP PLC, ADR	United Kingdom	25,000,000	754,500,000
Cabot Oil & Gas Corp., A	United States	3,552,535	80,678,070
Chevron Corp	United States	11,000,000	1,049,400,000
Occidental Petroleum Corp	United States	5,000,000	342,150,000
[a] PetroQuest Energy Inc	United States	1,740,000	1,054,266
[a,b] Rex Energy Corp	United States	2,520,000	1,325,465
Royal Dutch Shell PLC, A, ADR	United Kingdom	40,000,000	1,938,000,000
Total SA, B, ADR	France	17,500,000	794,850,000
			5,234,392,301
Financials 3.6%
CBL & Associates Properties Inc	United States	5,000,000	59,500,000
Commonwealth Bank of Australia	Australia	1,786,957	102,651,581
HCP Inc	United States	2,000,000	65,160,000
JPMorgan Chase & Co	United States	10,000,000	592,200,000
MetLife Inc	United States	9,831,207	431,983,236
Morgan Stanley	United States	5,000,000	125,050,000
Outfront Media Inc	United States	5,608,191	118,332,830
Royal Bank of Canada	Canada	4,000,000	230,592,042
The Toronto-Dominion Bank	Canada	3,000,000	129,563,576
U.S. Bancorp.	United States	12,500,000	507,375,000
Wells Fargo & Co	United States	8,000,000	386,880,000
			2,749,288,265
Health Care 7.3%
AstraZeneca PLC	United Kingdom	15,000,000	841,183,904
Bristol-Myers Squibb Co	United States	5,000,000	319,400,000
Eli Lilly & Co	United States	7,500,000	540,075,000
Merck & Co. Inc	United States	12,500,000	661,375,000
Pfizer Inc	United States	40,000,000	1,185,600,000
Roche Holding AG	Switzerland	5,000,000	1,231,337,460
Sanofi, ADR	France	18,000,000	722,880,000
			5,501,851,364
Industrials 7.3%
The Boeing Co	United States	2,870,868	364,427,984
[a,c,d] CEVA Holdings LLC	United Kingdom	91,371	36,548,424
Deere & Co	United States	4,500,000	346,455,000
General Electric Co	United States	35,000,000	1,093,263,597
Illinois Tool Works Inc	United States	1,000,000	102,440,000

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Semiannual Report 67

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Industrials (continued)
Lockheed Martin Corp	United States	2,000,000	$443,000,000
Raytheon Co	United States	6,000,000	735,780,000
Republic Services Inc	United States	8,500,000	405,025,000
Siemens AG	Germany	4,000,000	424,111,960
Union Pacific Corp	United States	6,000,000	477,300,000
United Technologies Corp	United States	9,000,000	900,900,000
Waste Management Inc	United States	4,032,512	237,918,208
			5,567,170,173
Information Technology 3.2%
Analog Devices Inc	United States	6,500,000	384,735,000
Apple Inc	United States	802,613	87,476,791
Cisco Systems Inc	United States	14,500,000	412,815,000
[a,b] First Data Holdings Inc., B	United States	6,854,565	79,828,264
Intel Corp	United States	13,500,000	436,725,000
Microsoft Corp	United States	7,500,000	414,225,000
QUALCOMM Inc	United States	1,221,001	62,441,991
Texas Instruments Inc	United States	9,000,000	516,780,000
			2,395,027,046
Materials 4.0%
Agrium Inc	Canada	3,000,000	264,870,000
BASF SE	Germany	12,000,000	905,591,722
BHP Billiton PLC	Australia	16,300,000	183,356,033
The Dow Chemical Co	United States	10,685,000	543,439,100
E. I. du Pont de Nemours and Co	United States	196,139	12,419,521
LyondellBasell Industries NV, A	United States	2,311,124	197,785,992
The Mosaic Co	United States	12,000,000	324,000,000
Rio Tinto PLC, ADR	United Kingdom	20,000,000	565,400,000
			2,996,862,368
Telecommunication Services 1.4%
BCE Inc	Canada	5,500,000	250,795,424
Telstra Corp. Ltd	Australia	27,000,000	110,342,990
TELUS Corp	Canada	2,500,000	81,429,837
Verizon Communications Inc	United States	12,000,000	648,960,000
			1,091,528,251
Utilities 4.6%
Dominion Resources Inc	United States	7,500,000	563,400,000
Duke Energy Corp	United States	8,000,000	645,440,000
Exelon Corp	United States	2,788,700	100,002,782
PG&E Corp	United States	10,000,000	597,200,000
PPL Corp	United States	2,500,000	95,175,000
Public Service Enterprise Group Inc	United States	5,000,000	235,700,000
Sempra Energy	United States	4,500,000	468,225,000
The Southern Co	United States	7,500,000	387,975,000
SSE PLC	United Kingdom	4,000,000	85,760,163
Xcel Energy Inc	United States	7,500,000	313,650,000
			3,492,527,945
Total Common Stocks (Cost $31,068,320,241)			32,985,740,778

68 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
	Country	Shares	Value

[e] Equity-Linked Securities 13.2%
Consumer Discretionary 2.5%
[f] Credit Suisse New York into Target Corp., 6.00%, 144A	United States	1,870,000	$153,175,253
[f] The Goldman Sachs Group Inc. into Ford Motor Co., 9.00%, 144A	United States	17,915,000	247,262,830
[f] The Goldman Sachs Group Inc. into General Motors Co., 6.50%, 144A	United States	6,000,000	188,951,400
[f] JPMorgan Chase & Co. into Target Corp., 6.50%, 144A	United States	1,892,000	154,131,402
[f] JPMorgan Chase & Co. into Target Corp., 6.50%, 144A	United States	2,014,000	161,434,788
[f] Merrill Lynch International & Co. CV into Ford Motors, 8.50%, 144A	United States	18,740,000	254,980,188
[f] Merrill Lynch International & Co. CV into General Motors Co., 8.00%,
144A	United States	6,590,000	206,015,921
[f] Merrill Lynch International & Co. CV into Target Corp., 6.00%, 144A	United States	2,455,000	202,507,303
[f] UBS AG into General Motors Co., 8.00%, 144A.	United States	5,706,000	183,078,722
[f] UBS AG into Las Vegas Sands Corp., 9.00%, 144A	United States	2,494,000	130,499,548
			1,882,037,355
Consumer Staples 0.1%
[f] Barclays Bank PLC into Whole Foods Market Inc., 7.00%, 144A	United States	3,645,000	116,330,175
Energy 2.0%
[f] Citigroup Inc. into Anadarko Petroleum Corp., 6.50%, 144A	United States	2,130,000	100,276,140
[f] Credit Suisse New York into Chevron Corp., 7.00%, 144A	United States	2,065,000	195,767,369
[f] Credit Suisse New York into Schlumberger Ltd., 6.00%, 144A.	United States	1,970,000	145,719,127
[f] JPMorgan Chase & Co. into Anadarko Petroleum Corp., 8.50%, 144A	United States	2,584,000	123,171,786
[f] JPMorgan Chase & Co. into Devon Energy Corp., 7.50%, 144A	United States	2,516,000	69,277,305
[f] JPMorgan Chase & Co. into Halliburton Co., 8.50%, 144A	United States	3,054,000	111,940,400
[f] Morgan Stanley into Anadarko Petroleum Corp., 9.50%, 144A.	United States	4,275,000	195,387,165
[f] Royal Bank of Canada into Halliburton Co., 6.00%, 144A	United States	3,125,000	113,219,375
[f] UBS AG into Exxon Mobil Corp., 6.50%, 144A	United States	3,058,000	255,618,832
[f] UBS AG into Halliburton Co., 7.00%, 144A	United States	4,750,000	173,768,775
			1,484,146,274
Financials 1.1%
[f] Barclays Bank PLC into Bank of America Corp., 6.00%, 144A.	United States	10,700,000	148,020,590
[f] Deutsche Bank AG/London into Bank of America Corp., 7.00%, 144A	United States	6,370,000	87,389,393
[f] Deutsche Bank AG/London into MetLife Inc., 6.50%, 144A	United States	3,000,000	132,780,000
[f] JPMorgan Chase & Co. into The Charles Schwab Corp., 9.50%, 144A.	United States	2,164,000	59,695,888
[f] Royal Bank of Canada into Metlife Inc., 6.00%, 144A	United States	2,950,000	130,108,865
[f] UBS AG into Bank of America Corp., 6.50%, 144A	United States	9,586,000	134,488,704
[f] Wells Fargo Bank NA into The Charles Schwab Corp., 7.50%, 144A	United States	5,773,000	157,940,620
			850,424,060
Health Care 0.8%
[f] Barclays Bank PLC into Medtronic PLC, 6.00%, 144A	United States	1,310,000	99,112,766
[f] JPMorgan Chase & Co. into Medtronic PLC, 6.00%, 144A	United States	1,308,000	99,303,229
[f] Royal Bank of Canada into Eli Lilly & Co., 6.50%, 144A	United States	1,197,000	87,819,581
[f] Royal Bank of Canada into Medtronic PLC, 6.50%, 144A	United States	2,064,000	156,509,611
[f] UBS AG into Eli Lilly & Co., 7.50%, 144A	United States	2,400,000	178,898,160
			621,643,347
Industrials 1.3%
[f] Bank of America Merrill Lynch into Illinois Tool Works Inc., 6.00%, 144A	United States	1,057,000	106,037,183
[f] Barclays Bank PLC into The Boeing Co., 7.50%, 144A	United States	1,180,000	148,180,860
[f] The Goldman Sachs Group Inc. into General Electric Co., 5.50%, 144A	United States	14,423,000	428,879,443
[f] The Goldman Sachs International into Deere & Co., 9.50%, 144A	United States	2,020,000	155,332,748
[f] Merrill Lynch International & Co. CV into Deere & Co., 7.00%, 144A	United States	1,890,000	146,100,213
			984,530,447

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
	Country	Shares	Value

[e] Equity-Linked Securities (continued)
Information Technology 4.2%
[f] Barclays Bank PLC into Seagate Technology PLC, 12.50%, 144A	United States	1,380,000	$48,098,382
[f] Citigroup Inc. into Apple Inc., 7.50%, 144A	United States	2,395,400	259,666,151
[f] Citigroup Inc. into Intel Corp., 7.50%, 144A	United States	6,864,000	217,468,680
[f] Citigroup Inc. into Microsoft Corp., 6.00%, 144A	United States	4,254,000	224,161,552
[f] Credit Suisse New York into Cisco Systems Inc., 7.50%, 144A	United States	7,580,000	211,607,828
[f] Credit Suisse New York into QUALCOMM Inc., 6.00%, 144A	United States	2,910,000	149,469,240
[f] Credit Suisse New York into Texas Instruments Inc., 7.00%, 144A	United States	2,575,000	148,663,505
[f] The Goldman Sachs Group Inc., 6.00%, into Oracle Corp., 144A	United States	6,946,000	271,087,794
[f] The Goldman Sachs Group Inc. into Apple Inc., 7.50%, 144A	United States	1,561,000	173,673,738
[f] JPMorgan Chase & Co. into Google Inc., 4.50%, C, 144A.	United States	524,000	308,527,270
[f] Merrill Lynch International & Co. CV into Oracle Corp., 6.00%, 144A	United States	4,950,000	202,477,275
[f] Morgan Stanley into QUALCOMM Inc., 8.00%, 144A	United States	3,949,000	200,174,810
[f] Royal Bank of Canada into Cisco Systems Inc., 7.50%, 144A	United States	9,356,000	260,692,777
[f] Royal Bank of Canada into Xilinx Inc., 8.50%, 144A.	United States	3,176,000	150,222,894
[f] UBS AG into Intel Corp., 7.00%, 144A	United States	5,750,000	190,073,725
[f] UBS AG into Intel Corp., 7.50%, 144A	United States	5,100,000	162,461,520
			3,178,527,141
Materials 1.1%
[f] Barclays Bank PLC into Alcoa Inc., 8.50%, 144A	United States	8,495,000	82,104,175
[f] Citigroup Inc. into The Dow Chemical Co., 8.00%, 144A.	United States	4,283,000	217,236,758
[f] Credit Suisse New York into The Dow Chemical Co., 8.00%, 144A	United States	3,790,000	194,221,203
[f] Deutsche Bank AG/London into Agrium Inc., 8.00%, 144A	Canada	1,050,000	94,569,090
[f] Merrill Lynch International & Co. CV into The Dow Chemical Co., 7.50%,
144A	United States	4,826,000	248,119,621
			836,250,847
Utilities 0.1%
[f] The Goldman Sachs Group Inc. into Calpine Corp., 6.00%, 144A	United States	4,895,000	75,333,561
Total Equity-Linked Securities (Cost $10,458,051,206)			10,029,223,207

Convertible Preferred Stocks 3.6%
Consumer Discretionary 0.1%
Fiat Chrysler Automobiles NV, 7.875%, cvt. pfd	United Kingdom	1,100,000	80,608,000
Energy 0.2%
[g] Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	37,000	1,165,500
Hess Corp., 8.00%, cvt. pfd	United States	2,000,000	134,840,000
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	350,000	1,750,000
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	1,200,000	15,936,000
			153,691,500
Financials 1.7%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	670,218	762,708,084
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	2,700,000	68,067,000
[a] FNMA, 5.375%, cvt. pfd	United States	4,250	35,062,500
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	360,097	433,920,486
			1,299,758,070
Health Care 0.4%
Allergan PLC, 5.50%, cvt. pfd	United States	80,000	73,531,200
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	250,000	220,985,000
			294,516,200

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
	Country	Shares	Value

Convertible Preferred Stocks (continued)
Industrials 0.1%
[a,c,d] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	2,897	$1,521,056
[a,c,d] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	110,565	44,226,032
			45,747,088
Materials 0.1%
Alcoa Inc., 5.375%, cvt. pfd	United States	3,056,375	100,829,812
Telecommunication Services 0.1%
T-Mobile US Inc., 5.50%, cvt. pfd	United States	777,800	51,490,360
Utilities 0.9%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	1,490,000	87,388,500
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	2,500,000	125,750,000
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	1,490,000	86,762,700
Exelon Corp., 6.50%, cvt. pfd	United States	2,250,000	110,767,500
NextEra Energy Inc., 5.799%, cvt. pfd	United States	1,000,000	60,900,000
NextEra Energy Inc., 6.371%, cvt. pfd	United States	3,650,000	222,832,500
			694,401,200
Total Convertible Preferred Stocks
(Cost $2,840,404,795)			2,721,042,230

Preferred Stocks 0.2%
Financials 0.2%
[a] FHLMC, 8.375%, pfd., Z	United States	9,500,000	29,450,000
[a] FNMA, 8.25%, pfd.,S	United States	7,000,000	21,280,000
Morgan Stanley, 6.375%, pfd., I	United States	3,500,000	91,245,000
Total Preferred Stocks (Cost $488,900,000)			141,975,000

		Principal
		Amount*

Convertible Bonds 0.2%
Energy 0.2%
Cobalt International Energy Inc.,
cvt., senior bond, 3.125%, 5/15/24	United States	84,289,000	34,347,768
cvt., senior note, 2.625%, 12/01/19	United States	70,000,000	34,830,250
Stone Energy Corp., cvt., senior note, 1.75%, 3/01/17	United States	149,507,000	58,774,939
			127,952,957
Health Care 0.0%†
[f] Impax Laboratories Inc., cvt., senior note, 144A, 2.00%, 6/15/22	United States	55,000,000	49,328,125
Total Convertible Bonds (Cost $323,088,243)			177,281,082

Corporate Bonds 32.7%
Consumer Discretionary 5.2%
[f,h] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22.	United States	103,000,000	84,202,500
[f] Altice Financing SA, secured note, 144A, 6.625%, 2/15/23	Luxembourg	40,000,000	40,300,000
[f] Altice Luxembourg SA,
senior bond, 144A, 7.625%, 2/15/25	Luxembourg	20,000,000	19,200,000
senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	25,000,000	24,716,250
AMC Networks Inc., 4.75%, 12/15/22	United States	26,500,000	26,698,750
[f] Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	49,600,000	52,700,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Discretionary (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.125%, 2/15/23	United States	170,000,000	$173,825,000
senior bond, 5.75%, 9/01/23	United States	67,000,000	69,680,000
senior bond, 5.75%, 1/15/24	United States	168,000,000	175,350,000
[f] senior note, 144A, 5.125%, 5/01/23	United States	50,000,000	51,000,000
[f] senior note, 144A, 5.875%, 4/01/24	United States	40,000,000	42,000,000
[f] CCO Safari II LLC, senior secured note, 144A, 4.908%, 7/23/25	United States	90,000,000	95,107,680
[f] CCOH Safari LLC, senior bond, 144A, 5.75%, 2/15/26	United States	50,000,000	51,875,000
Cinemark USA Inc.,
senior bond, 4.875%, 6/01/23	United States	23,000,000	23,309,350
senior note, 5.125%, 12/15/22	United States	50,000,000	51,437,500
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	250,000,000	223,125,000
senior note, 5.125%, 5/01/20	United States	45,000,000	44,775,000
senior note, 6.75%, 6/01/21	United States	95,000,000	98,325,000
senior note, 5.875%, 7/15/22	United States	232,000,000	220,400,000
senior note, 5.875%, 11/15/24	United States	153,200,000	140,944,000
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	170,000,000	171,893,630
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	67,600,000	67,230,228
[g] iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	319,775,000	223,842,500
senior secured note, first lien, 9.00%, 12/15/19	United States	265,800,000	197,688,750
senior secured note, first lien, 11.25%, 3/01/21	United States	50,000,000	35,187,500
senior secured note, first lien, 9.00%, 9/15/22	United States	109,400,000	75,896,250
[f] International Game Technology PLC,
senior note, 144A, 5.625%, 2/15/20	United States	42,500,000	44,306,250
senior secured bond, 144A, 6.50%, 2/15/25	United States	84,000,000	83,685,000
senior secured note, 144A, 6.25%, 2/15/22	United States	46,600,000	47,648,500
KB Home,
senior bond, 7.50%, 9/15/22	United States	50,000,000	50,500,000
senior note, 7.00%, 12/15/21	United States	70,000,000	70,350,000
MGM Resorts International,
senior note, 6.75%, 10/01/20	United States	27,450,000	29,838,150
senior note, 7.75%, 3/15/22	United States	80,000,000	89,800,000
Outfront Media Capital LLC/Corp., senior bond, 5.875%, 3/15/25.	United States	30,000,000	31,387,500
Quebecor Media Inc., senior bond, 5.75%, 1/15/23	Canada	70,300,000	72,760,500
Regal Entertainment Group, senior note, 5.75%, 3/15/22	United States	50,000,000	52,000,000
[f] Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	90,000,000	88,650,000
senior note, 144A, 5.875%, 4/01/23	United States	80,000,000	79,300,000
[f] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	120,000,000	126,262,560
senior note, 144A, 4.625%, 5/15/23	United States	88,400,000	87,737,000
[f] Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	135,500,000	135,500,000
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	74,020,000	73,279,800
[f] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A,
5.50%, 1/15/25	United Kingdom	80,000,000	81,914,000
[f] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
senior bond, 144A, 4.25%, 5/30/23	United States	74,000,000	68,357,500
senior bond, 144A, 5.50%, 3/01/25	United States	100,000,000	94,625,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Consumer Discretionary (continued)
[f] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21.	Macau	47,000,000		$44,767,500
				3,933,379,148
Consumer Staples 0.8%
Cott Beverages Inc.,
senior note, 6.75%, 1/01/20	United States	40,100,000		42,205,250
senior note, 5.375%, 7/01/22	United States	49,377,000		50,364,540
[f] ESAL GmbH, senior note, 144A, 6.25%, 2/05/23	Brazil	50,000,000		43,950,500
[f] JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	80,000,000		72,600,000
senior note, 144A, 7.25%, 6/01/21.	United States	108,500,000		108,608,500
senior note, 144A, 5.75%, 6/15/25.	United States	55,000,000		48,400,000
[f] Post Holdings Inc.,
senior note, 144A, 6.75%, 12/01/21	United States	48,000,000		50,700,000
senior note, 144A, 7.75%, 3/15/24.	United States	50,000,000		55,125,000
U.S. Foods Inc., 8.50%, 6/30/19.	United States	104,900,000		108,178,125
				580,131,915
Energy 3.6%
Anadarko Petroleum Corp.,
senior note, 6.375%, 9/15/17	United States	115,650,000		121,152,743
senior note, 8.70%, 3/15/19	United States	69,533,000		77,757,155
Antero Resources Corp., senior note, 5.375%, 11/01/21	United States	70,000,000		64,575,000
Bill Barrett Corp.,
senior note, 7.625%, 10/01/19	United States	240,000,000		162,600,000
senior note, 7.00%, 10/15/22	United States	147,351,000		88,410,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior
note, 6.50%, 4/15/21	United States	33,100,000		23,666,500
CGG SA, senior note, 6.875%, 1/15/22	France	22,200,000		9,102,000
Chesapeake Energy Corp.,
[f] secured note, second lien, 144A, 8.00%, 12/15/22	United States	237,212,000		116,233,880
senior note, 7.25%, 12/15/18	United States	119,000,000		65,450,000
[i] senior note, FRN, 3.872%, 4/15/19	United States	50,000,000		19,625,000
Denbury Resources Inc.,
senior bond, 6.375%, 8/15/21	United States	64,112,000		30,453,200
senior note, 5.50%, 5/01/22	United States	151,000,000		67,950,000
Energy Transfer Equity LP,
senior secured bond, first lien, 5.875%, 1/15/24	United States	36,500,000		31,390,000
senior secured bond, first lien, 5.50%, 6/01/27	United States	150,000,000		120,375,000
[f] Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20	United States	400,000,000		58,000,000
[f] EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	60,000,000		27,000,000
Ferrellgas LP/Ferrellgas Finance Corp.,
senior note, 6.50%, 5/01/21	United States	48,000,000		42,840,000
senior note, 6.75%, 1/15/22	United States	25,000,000		22,312,500
[f] senior note, 144A, 6.75%, 6/15/23.	United States	52,900,000		46,684,250
[f,g] Goodrich Petroleum Corp., second lien, 144A, 8.00%, 3/15/18	United States	70,000	[j]	11,200,000
[f,g] Halcon Resources Corp.,
secured note, second lien, 144A, 8.625%, 2/01/20	United States	200,000,000		142,750,000
senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	460,000,000		139,150,000
Kinder Morgan Inc.,
senior note, MTN, 7.75%, 1/15/32	United States	118,000,000		122,890,038
[f] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	120,000,000		121,971,240

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[f,g,k] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A,
12.00%, 12/15/20.	United States	300,000,000	$42,750,000
[f] McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	55,000,000	43,312,500
[f] NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	63,000,000	61,188,750
[f] PetroQuest Energy Inc., second lien, 144A, 10.00%, 2/15/21	United States	58,725,000	37,877,625
[f] Rex Energy Corp., second lien, 144A, 1.00% to 10/01/17, 8.00%
thereafter, 10/01/20	United States	168,000,000	23,520,000
[f] Rockies Express Pipeline LLC,
senior bond, 144A, 6.85%, 7/15/18	United States	35,207,000	35,295,017
senior bond, 144A, 5.625%, 4/15/20	United States	49,302,000	46,836,900
senior note, 144A, 6.00%, 1/15/19.	United States	42,400,000	41,552,000
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21	United States	10,000,000	9,662,500
first lien, 6.25%, 3/15/22.	United States	75,000,000	73,875,000
first lien, 5.625%, 4/15/23	United States	149,450,000	143,098,375
senior secured note, first lien, 5.75%, 5/15/24	United States	75,000,000	72,000,000
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	155,000,000	89,900,000
senior note, 6.125%, 1/15/23	United States	118,000,000	64,310,000
Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	247,000,000	67,925,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	329,515,000	39,541,800
Weatherford International Ltd.,
senior note, 9.625%, 3/01/19	United States	5,000,000	5,012,500
senior note, 5.125%, 9/15/20	United States	60,000,000	51,600,000
senior note, 4.50%, 4/15/22	United States	15,000,000	12,075,000
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	60,700,000	45,676,750
			2,740,548,823
Financials 4.8%
[l] Bank of America Corp.,
junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual.	United States	80,000,000	78,900,000
junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	98,625,000
junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual.	United States	80,000,000	73,700,000
junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual.	United States	85,000,000	83,406,250
[l] Barclays PLC, sub. bond, 8.25% to 12/15/18, FRN thereafter, Perpetual	United Kingdom	75,000,000	75,120,375
CIT Group Inc., senior bond, 5.00%, 8/01/23.	United States	60,000,000	60,450,000
[l] Citigroup Inc.,
junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual.	United States	179,195,000	165,531,381
junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual.	United States	33,000,000	32,505,000
junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual.	United States	230,000,000	221,878,010
junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	250,000,000	240,433,250
junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	160,000,000	154,800,000
junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	25,000,000	24,093,750
junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	120,000,000	115,065,000
Equinix Inc., senior bond, 5.875%, 1/15/26	United States	26,500,000	27,970,750
[l] Fifth Third Bancorp, junior sub. bond, 5.10% to 6/30/23, FRN thereafter,
Perpetual	United States	54,000,000	49,140,000
[l] The Goldman Sachs Group Inc., junior sub. note, 5.70% to 5/10/19, FRN
thereafter, Perpetual	United States	30,000,000	29,362,500
[l] HSBC Holdings PLC, junior sub. bond, 6.375% to 9/17/24, FRN thereafter,
Perpetual	United Kingdom	40,000,000	37,302,400
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	45,000,000	47,515,500

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Financials (continued)
Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	100,000,000	$103,000,000
iStar Inc., senior note, 5.00%, 7/01/19	United States	115,000,000	110,975,000
[l] JPMorgan Chase & Co.,
junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	60,000,000	61,500,000
junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual.	United States	100,000,000	109,925,000
junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	750,000,000	750,937,500
junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter, Perpetual	United States	100,000,000	96,270,000
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	105,000,000	105,945,000
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000,000	191,250,000
junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	80,000,000	81,620,800
[l] MetLife Inc., junior sub. note, 5.25% to 6/15/20, FRN thereafter, Perpetual .	United States	14,000,000	13,413,750
[l] Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter,
Perpetual	United States	58,000,000	57,246,000
Navient Corp., senior note, 6.125%, 3/25/24	United States	50,000,000	43,250,000
[f] OneMain Financial Holdings Inc.,
senior note, 144A, 6.75%, 12/15/19	United States	75,000,000	75,356,250
senior note, 144A, 7.25%, 12/15/21	United States	55,700,000	55,700,000
[l] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,
FRN thereafter, Perpetual	United States	54,000,000	51,097,500
[l] Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter,
Perpetual	United States	129,500,000	131,402,096
			3,654,688,062
Health Care 4.5%
[f] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	29,100,000	25,826,250
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	525,000,000	513,843,750
senior note, 7.125%, 7/15/20	United States	235,000,000	223,250,000
senior note, 6.875%, 2/01/22	United States	310,000,000	281,325,000
[f] Concordia Healthcare Corp., senior note, 144A, 9.50%, 10/21/22	Canada	60,000,000	58,200,000
DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	81,000,000	81,961,875
[f] Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	18,000,000	17,100,000
[f] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	35,200,000	33,176,000
senior note, 144A, 6.00%, 7/15/23.	United States	45,425,000	42,983,406
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	120,000,000	126,600,000
senior note, 7.50%, 2/15/22	United States	150,000,000	170,485,200
senior secured bond, first lien, 5.25%, 4/15/25	United States	20,000,000	20,650,000
senior secured note, first lien, 5.00%, 3/15/24	United States	134,800,000	138,254,250
[f] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior
note, 144A, 6.375%, 8/01/23	United States	81,765,000	84,160,714
Kindred Healthcare Inc.,
senior note, 8.00%, 1/15/20	United States	23,845,000	23,785,388
senior note, 8.75%, 1/15/23	United States	50,000,000	47,937,500
[f] Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
senior note, 144A, 4.875%, 4/15/20	United States	71,600,000	67,447,200
senior note, 144A, 5.75%, 8/01/22.	United States	135,000,000	125,043,750
senior note, 144A, 5.625%, 10/15/23	United States	80,000,000	73,000,000
senior note, 144A, 5.50%, 4/15/25.	United States	90,000,000	79,875,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
Tenet Healthcare Corp.,
4.375%, 10/01/21	United States	140,000,000	$141,050,000
senior note, 5.00%, 3/01/19	United States	15,000,000	14,906,250
senior note, 8.00%, 8/01/20	United States	83,703,000	86,527,976
senior note, 8.125%, 4/01/22	United States	345,000,000	355,663,950
senior note, 6.75%, 6/15/23	United States	274,700,000	264,398,750
[f] Valeant Pharmaceuticals International, senior note, 144A, 6.375%,
10/15/20	United States	100,000,000	83,500,000
[f] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	72,400,000	55,929,000
senior note, 144A, 5.375%, 3/15/20	United States	125,000,000	102,500,000
senior note, 144A, 5.875%, 5/15/23	United States	83,500,000	65,860,625
			3,405,241,834
Industrials 2.6%
The ADT Corp.,
[h]senior bond, 4.125%, 6/15/23	United States	24,700,000	21,612,500
senior note, 3.50%, 7/15/22	United States	68,000,000	59,160,000
[f] Ahern Rentals Inc., secured note, second lien, 144A, 7.375%, 5/15/23.	United States	50,000,000	34,750,000
[f] Algeco Scotsman Global Finance PLC, senior secured note, first lien,
144A, 8.50%, 10/15/18	United Kingdom	68,900,000	52,418,087
[f] Bombardier Inc.,
144A, 5.50%, 9/15/18	Canada	27,000,000	24,975,000
senior bond, 144A, 6.125%, 1/15/23	Canada	81,300,000	61,991,250
senior bond, 144A, 7.50%, 3/15/25	Canada	50,100,000	38,326,500
senior note, 144A, 6.00%, 10/15/22	Canada	35,000,000	26,281,500
[c,f] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	164,778,982	142,533,819
[l] General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter,
Perpetual	United States	90,153,000	92,970,281
Hertz Corp.,
senior bond, 7.375%, 1/15/21	United States	24,000,000	24,600,000
senior note, 7.50%, 10/15/18	United States	40,000,000	40,740,000
senior note, 6.75%, 4/15/19	United States	190,000,000	193,228,100
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	90,000,000	67,050,000
[f] Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	60,650,000	50,036,250
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	100,000,000	99,720,000
senior sub. note, 5.50%, 10/15/20	United States	44,500,000	44,856,000
senior sub. note, 6.00%, 7/15/22	United States	94,800,000	94,918,500
United Rentals North America Inc.,
senior bond, 6.125%, 6/15/23	United States	120,000,000	124,500,000
senior bond, 5.75%, 11/15/24	United States	121,700,000	122,308,500
senior note, 7.625%, 4/15/22	United States	17,000,000	18,190,000
[f] XPO Logistics Inc.,
senior note, 144A, 7.875%, 9/01/19	United States	200,000,000	208,000,000
senior note, 144A, 6.50%, 6/15/22.	United States	335,000,000	327,043,750
			1,970,210,037
Information Technology 2.6%
[f] Belden Inc., senior sub. note, 144A, 5.50%, 9/01/22.	United States	40,000,000	40,400,000
[f] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21.	United States	130,805,000	94,833,625
[f,m] Boxer Parent Co. Inc., senior note, 144A, PIK, 9.00%, 10/15/19	United States	55,000,000	38,225,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Information Technology (continued)
[f] CommScope Inc.,
senior bond, 144A, 5.50%, 6/15/24	United States	100,000,000	$101,375,000
senior note, 144A, 5.00%, 6/15/21.	United States	75,000,000	75,843,750
[f] CommScope Technologies Finance LLC, senior bond, 144A, 6.00%,
6/15/25	United States	84,200,000	85,884,000
[f] First Data Corp.,
second lien, 144A, 5.75%, 1/15/24	United States	70,000,000	70,255,500
secured note, first lien, 144A, 5.00%, 1/15/24	United States	50,000,000	50,250,000
senior note, 144A, 7.00%, 12/01/23	United States	315,000,000	319,331,250
senior secured note, first lien, 144A, 5.375%, 8/15/23	United States	75,000,000	77,156,250
[f] Freescale Semiconductor Inc.,
secured note, 144A, 5.00%, 5/15/21	United States	59,450,000	61,828,000
senior secured note, 144A, 6.00%, 1/15/22	United States	118,850,000	126,278,125
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	52,500,000	48,037,500
[f,m] Infor Software Parent LLC/Inc., senior note, 144A, PIK, 7.125%, 5/01/21	United States	24,650,000	18,549,125
[f] Inmarsat Finance PLC, senior note, 144A, 4.875%, 5/15/22	United Kingdom	27,000,000	25,599,240
[f] Match Group Inc., senior note, 144A, 6.75%, 12/15/22	United States	45,000,000	45,843,750
[f] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	65,600,000	72,324,000
NCR Corp.,
senior note, 4.625%, 2/15/21	United States	33,858,000	33,815,678
senior note, 5.00%, 7/15/22	United States	60,000,000	59,700,000
senior note, 6.375%, 12/15/23	United States	45,000,000	46,575,000
[f] Qorvo Inc., senior note, 144A, 6.75%, 12/01/23	United States	50,000,000	51,750,000
[f] Vizient Inc., senior note, 144A, 10.375%, 3/01/24	United States	45,000,000	48,262,500
[f,n] Western Digital Corp.,
senior note, 144A, 10.50%, 4/01/24	United States	250,000,000	250,781,250
senior secured note, 144A, 7.375%, 4/01/23.	United States	100,000,000	102,250,000
			1,945,148,543
Materials 2.9%
[f] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	75,000,000	77,625,000
[f] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19.	Luxembourg	37,300,000	37,090,188
senior note, 144A, 6.00%, 6/30/21.	Luxembourg	45,000,000	42,975,000
Ball Corp., senior bond, 4.00%, 11/15/23	United States	100,000,000	98,875,000
[f] BWAY Holding Co., senior note, 144A, 9.125%, 8/15/21	United States	55,000,000	49,362,500
[f] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24 .	Mexico	88,400,000	83,646,290
[f] Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	80,000,000	73,840,800
secured note, 144A, 7.25%, 1/15/21	Mexico	111,000,000	115,363,965
senior secured bond, 144A, 7.75%, 4/16/26	Mexico	75,100,000	77,055,979
[f] The Chemours Co., senior note, 144A, 6.625%, 5/15/23.	United States	99,900,000	81,918,000
[f] Consolidated Minerals Ltd., senior secured note, 144A, 8.00%, 5/15/20	Jersey Islands	17,700,000	6,106,500
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond,
4.50%, 1/15/23	United States	115,000,000	117,875,000
[f] First Quantum Minerals Ltd.,
senior note, 144A, 6.75%, 2/15/20.	Canada	50,000,000	34,500,000
senior note, 144A, 7.00%, 2/15/21.	Canada	10,000,000	6,750,000
[f] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 8.25%, 11/01/19	Australia	82,000,000	78,720,000
senior secured note, 144A, 9.75%, 3/01/22	Australia	500,000,000	497,000,000
HudBay Minerals Inc., senior note, 9.50%, 10/01/20	Canada	24,100,000	17,231,500

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Materials (continued)
[f] Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17.	United Kingdom	53,700,000	EUR	$61,515,526
[f] Owens-Brockway Glass Container Inc., senior note, 144A, 5.875%,
8/15/23	United States	47,500,000		49,578,125
[f] Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	45,000,000		38,193,750
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	61,800,000		63,576,750
senior note, 8.50%, 5/15/18	United States	127,900,000		128,059,875
senior note, 9.00%, 4/15/19	United States	105,100,000		106,676,500
senior note, 9.875%, 8/15/19	United States	132,000,000		136,702,500
senior secured note, 7.875%, 8/15/19	United States	30,000,000		31,087,500
senior secured note, first lien, 6.875%, 2/15/21	United States	25,600,000		26,512,000
[f] Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	48,000,000		51,000,000
				2,188,838,248
Telecommunication Services 3.6%
CenturyLink Inc.,
senior note, 5.80%, 3/15/22	United States	68,000,000		65,677,800
senior note, 7.50%, 4/01/24	United States	36,600,000		36,737,250
Consolidated Communications Inc., senior note, 6.50%, 10/01/22	United States	100,000,000		87,750,000
[f] Digicel Ltd., senior note, 144A, 6.75%, 3/01/23	Bermuda	73,300,000		65,405,223
Frontier Communications Corp.,
senior bond, 8.75%, 4/15/22	United States	43,900,000		42,912,250
senior bond, 7.625%, 4/15/24	United States	24,900,000		22,223,250
senior note, 9.25%, 7/01/21	United States	63,600,000		65,110,500
senior note, 7.125%, 1/15/23	United States	115,850,000		103,106,500
[f] senior note, 144A, 10.50%, 9/15/22	United States	20,000,000		20,575,000
[f] senior note, 144A, 11.00%, 9/15/25	United States	50,000,000		50,437,500
Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	165,000,000		99,961,125
[f] Neptune Finco Corp.,
senior bond, 144A, 10.875%, 10/15/25	United States	26,000,000		28,405,000
senior note, 144A, 10.125%, 1/15/23	United States	75,000,000		80,343,750
Sprint Capital Corp.,
senior bond, 6.875%, 11/15/28	United States	126,000,000		92,610,000
senior note, 6.90%, 5/01/19	United States	100,000,000		87,000,000
Sprint Communications Inc.,
11.50%, 11/15/21	United States	200,000,000		179,000,000
senior note, 8.375%, 8/15/17	United States	135,000,000		133,818,750
senior note, 7.00%, 8/15/20	United States	72,500,000		58,000,000
senior note, 6.00%, 11/15/22	United States	185,000,000		136,206,250
[f] senior note, 144A, 9.00%, 11/15/18	United States	70,000,000		73,675,000
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	187,350,000		143,791,125
senior bond, 7.125%, 6/15/24	United States	240,650,000		179,885,875
senior note, 7.625%, 2/15/25	United States	100,000,000		74,750,000
[f] Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	55,000,000		56,775,125
T-Mobile USA Inc.,
senior bond, 6.625%, 4/01/23	United States	50,000,000		52,875,000
senior note, 6.25%, 4/01/21	United States	100,000,000		105,480,000
senior note, 6.633%, 4/28/21	United States	100,000,000		105,000,000
senior note, 6.731%, 4/28/22	United States	50,000,000		52,490,000
senior note, 6.00%, 3/01/23	United States	30,000,000		30,900,000
senior note, 6.836%, 4/28/23	United States	17,000,000		17,850,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Telecommunication Services (continued)
T-Mobile USA Inc., (continued)
senior note, 6.00%, 4/15/24	United States	42,250,000		$42,883,750
[f] Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	270,000,000		247,725,000
Zayo Group LLC/Zayo Capital Inc., senior note, 6.00%, 4/01/23	United States	80,000,000		80,249,600
				2,719,610,623
Utilities 2.1%
The AES Corp.,
senior bond, 4.875%, 5/15/23	United States	110,000,000		106,425,000
senior bond, 5.50%, 3/15/24	United States	50,000,000		49,125,000
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	285,000,000		274,668,750
senior note, 5.375%, 1/15/23	United States	260,000,000		253,338,800
Dynegy Inc.,
senior note, 6.75%, 11/01/19	United States	440,000,000		440,000,000
senior note, 7.375%, 11/01/22	United States	260,000,000		241,800,000
senior note, 5.875%, 6/01/23	United States	115,000,000		96,600,000
[f] InterGen NV,
secured bond, 144A, 7.00%, 6/30/23	Netherlands	143,700,000		98,793,750
secured note, 144A, 7.50%, 6/30/21	Netherlands	35,800,000	GBP	42,981,965
NGL Energy Partners LP/NGL Energy Finance Corp., senior note,
6.875%, 10/15/21.	United States	30,000,000		17,850,000
				1,621,583,265
Total Corporate Bonds (Cost $27,100,407,158)				24,759,380,498

[o] Senior Floating Rate Interests 4.0%
Consumer Discretionary 1.5%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	29,475,000		28,664,437
Academy Ltd., Initial Term Loan, 5.00%, 7/02/22	United States	93,770,548		89,584,349
Altice Financing SA, Loans, 5.50%, 7/02/19	Luxembourg	48,875,000		49,064,391
Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	250,000,000		221,458,250
[g] iHeartCommunications Inc.,
Tranche D Term Loan, 7.183%, 1/30/19	United States	687,373,595		472,426,373
Tranche E Term Loan, 7.933%, 7/30/19	United States	200,744,256		138,362,979
Neiman Marcus Group Ltd. Inc., Term Loan, 4.25%, 10/25/20	United States	71,816,794		65,971,697
Petco Animal Supplies Inc., Tranche B-1 Term Loans, 5.75%, 1/26/23	United States	75,000,000		74,929,725
TOMS Shoes LLC, Term Loan B, 6.50%, 10/30/20	United States	24,750,000		15,963,750
				1,156,425,951
Consumer Staples 0.1%
U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	97,250,000		96,928,686
Energy 0.3%
Callon Petroleum Co., Second Lien Term Loan, 8.50%, 10/08/21.	United States	54,500,000		53,410,000
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19.	United States	12,716,740		11,953,736
NGPL PipeCo LLC, Term Loan, 6.75%, 9/15/17	United States	116,594,486		112,805,165
W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	United States	151,850,000		80,346,872
				258,515,773
Financials 0.2%
First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22 .	United States	149,625,000		147,754,687

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

[o] Senior Floating Rate Interests (continued)
Health Care 0.3%
Concordia Healthcare Corp., Initial Dollar Term Loan, 5.25%, 10/21/21	United States	44,887,500	$43,877,531
Lannett Co. Inc., Initial Tranche B Term Loans, 6.375%, 11/25/22	United States	64,187,500	60,175,781
Pharmaceutical Product Development LLC/Jaguar, Initial Term Loan,
4.25%, 8/18/22	United States	29,775,000	29,551,688
US Renal Care Inc., Initial Term Loan, 5.25%, 12/31/22	United States	59,850,000	59,775,187
			193,380,187
Industrials 0.5%
[c] CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	20,320,197	16,950,438
CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	21,000,000	17,517,507
[g] CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	3,620,690	3,020,260
[g] CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21.	United States	28,965,517	24,162,079
Commercial Barge Line Co., Initial Term Loan, 9.75%, 11/12/20	United States	140,000,000	126,350,000
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20.	United States	36,499,300	33,427,263
XPO Logistics Inc., First Lien Term Loan, 5.50%, 10/29/21	United States	190,000,000	191,068,750
			412,496,297
Information Technology 0.8%
Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans, 4.25%,
2/01/23	United States	85,000,000	84,687,115
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	59,370,263	49,722,595
Microsemi Corp., Term B Loan, 5.25%, 1/15/23	United States	60,220,588	60,574,384
[n] ON Semiconductor Corp., Term Loan, 7.00%, 3/31/23	United States	75,000,000	75,262,500
Vizient Inc., Initial Term Loan, 6.25%, 2/10/23	United States	200,000,000	201,583,400
Western Digital Corp., Term Loan B, 8.00%, 3/16/23	United States	100,000,000	98,937,500
			570,767,494
Materials 0.2%
[n] FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%,
6/30/19	Australia	143,567,890	121,673,786
Utilities 0.1%
Intergen NV, Term Advance, 5.50%, 6/13/20	Netherlands	43,750,313	39,047,155
Total Senior Floating Rate Interests
(Cost $3,297,816,030)			2,996,990,016

		Shares

Escrows and Litigation Trusts 0.0%
[a,d] Motors Liquidation Co., Escrow Account.	United States	400,000,000	—
[a,d] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	—
Total Escrows and Litigation Trusts
(Cost $2,416,248)			—
Total Investments before Short Term Investments
(Cost $75,579,403,921)			73,811,632,811

		Principal
		Amount*

Short Term Investments 2.7%
Corporate Bonds (Cost $88,922,542) 0.1%
Sabine Pass LNG LP, senior secured note, first lien, 7.50%, 11/30/16	United States	90,000,000	92,666,250

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
U.S. Government and Agency Securities
(Cost $347,672,350) 0.5%
[p] FHLB, 4/13/16	United States	347,700,000	$347,676,704
Total Investments before Money Market Funds and
Repurchase Agreement
(Cost $76,015,998,813)			74,251,975,765

		Shares
Money Market Funds (Cost $1,558,487,674) 2.1%
[a,q] Institutional Fiduciary Trust Money Market Portfolio	United States	1,558,487,674	1,558,487,674
[r] Investments from Cash Collateral Received for Loaned
Securities 0.0%†
Money Market Funds 0.0%†
[a,q] Institutional Fiduciary Trust Money Market Portfolio	United States	18,447,000	18,447,000

		Principal
		Amount*
Repurchase Agreement 0.0%†
[s] Joint Repurchase Agreement, 0.30%, 4/01/16 (Maturity Value $4,951,411)
BNP Paribas Securities Corp.
Collateralized by [p]U.S. Treasury Bill, 2/02/17; U.S. Treasury Bonds,
7.25% - 8.75%, 5/15/16 - 5/15/17; U.S. Treasury Notes, 0.50% -
4.75%, 9/30/16 - 12/31/20; U.S. Treasury Notes, Index Linked,
0.125% - 2.625%, 7/15/16 - 7/15/17; U.S. Treasury Strips, 8/15/16 -
11/15/20 (valued at $5,050,398)	United States	4,951,370	4,951,370
Total Investments from Cash Collateral Received for
Loaned Securities (Cost $23,398,370)			23,398,370
Total Investments (Cost $77,597,884,857) 100.1%			75,833,861,809
Other Assets, less Liabilities (0.1)%			(63,809,634)
Net Assets 100.0%			$75,770,052,175

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Semiannual Report 81

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

See Abbreviations on page 128.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 11 regarding holdings of 5% voting securities.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2016, the aggregate value of these securities was $82,295,512.
eSee Note 1(f) regarding equity-linked securities.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2016, the aggregate value of these securities was $18,966,785,687, representing 25.03% of net assets.
gAt March 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
hA portion or all of the security is on loan at March 31, 2016. See Note 1(g).
iThe coupon rate shown represents the rate at period end.
jPrincipal amount is stated in 1,000 Units.
kSee Note 7 regarding defaulted securities.
lPerpetual security with no stated maturity date.
mIncome may be received in additional securities and/or cash.
nA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).
oSee Note 1(i) regarding senior floating rate interests.
pThe security is traded on a discount basis with no stated coupon rate.
qSee Note 3(f) regarding investments in affiliated management investment companies.
rSee Note 1(g) regarding securities on loan.
sSee Note 1(c) regarding joint repurchase agreement.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin U.S. Government Securities Fund
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.40	$6.48	$6.53	$6.91	$6.92	$6.81
Income from investment operations[a]:
Net investment income[b]	0.08	0.15	0.17	0.15	0.20	0.24
Net realized and unrealized gains (losses)	(0.01)	(0.02)	0.01	(0.29)	0.04	0.15
Total from investment operations	0.07	0.13	0.18	(0.14)	0.24	0.39
Less distributions from net investment income .	(0.10)	(0.21)	(0.23)	(0.24)	(0.25)	(0.28)
Net asset value, end of period	$6.37	$6.40	$6.48	$6.53	$6.91	$6.92

Total return[c]	1.13%	2.07%	2.80%	(2.03)%	3.49%	5.93%

Ratios to average net assets[d]
Expenses.	0.76%[e]	0.76%[e]	0.75%[e]	0.73%	0.73%	0.72%
Net investment income	2.35%	2.28%	2.62%	2.17%	2.86%	3.55%

Supplemental data
Net assets, end of period (000’s)	$4,276,379	$4,167,639	$4,323,990	$5,138,613	$6,861,193	$6,423,821
Portfolio turnover rate	38.00%	69.10%	69.73%	46.16%	40.15%	20.23%
Portfolio turnover rate excluding mortgage
dollar rolls[f]	38.00%	58.70%	38.79%	40.83%	40.15%	20.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.36	$6.44	$6.49	$6.86	$6.88	$6.77
Income from investment operations[a]:
Net investment income[b]	0.06	0.11	0.14	0.11	0.16	0.21
Net realized and unrealized gains (losses)	(—)[c]	(0.01)	0.01	(0.28)	0.03	0.15
Total from investment operations	0.06	0.10	0.15	(0.17)	0.19	0.36
Less distributions from net investment income .	(0.09)	(0.18)	(0.20)	(0.20)	(0.21)	(0.25)
Net asset value, end of period	$6.33	$6.36	$6.44	$6.49	$6.86	$6.88

Total return[d]	0.88%	1.57%	2.30%	(2.45)%	2.85%	5.44%

Ratios to average net assets[e]
Expenses.	1.26%[f]	1.26%[f]	1.25%[f]	1.23%	1.23%	1.23%
Net investment income	1.85%	1.78%	2.12%	1.67%	2.36%	3.04%

Supplemental data
Net assets, end of period (000’s)	$1,052,120	$1,040,294	$1,190,720	$1,640,787	$2,981,724	$2,294,707
Portfolio turnover rate	38.00%	69.10%	69.73%	46.16%	40.15%	20.23%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	38.00%	58.70%	38.79%	40.83%	40.15%	20.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.40	$6.48	$6.53	$6.90	$6.91	$6.81
Income from investment operations[a]:
Net investment income[b]	0.06	0.13	0.15	0.12	0.17	0.22
Net realized and unrealized gains (losses)	(—)[c]	(0.02)	0.01	(0.27)	0.04	0.14
Total from investment operations	0.06	0.11	0.16	(0.15)	0.21	0.36
Less distributions from net investment income .	(0.09)	(0.19)	(0.21)	(0.22)	(0.22)	(0.26)
Net asset value, end of period	$6.37	$6.40	$6.48	$6.53	$6.90	$6.91

Total return[d]	0.95%	1.71%	2.44%	(2.27)%	3.13%	5.41%

Ratios to average net assets[e]
Expenses.	1.11%[f]	1.11%[f]	1.10%[f]	1.08%	1.08%	1.08%
Net investment income	2.00%	1.93%	2.27%	1.82%	2.51%	3.19%

Supplemental data
Net assets, end of period (000’s)	$61,862	$64,689	$74,442	$94,110	$141,140	$131,692
Portfolio turnover rate	38.00%	69.10%	69.73%	46.16%	40.15%	20.23%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	38.00%	58.70%	38.79%	40.83%	40.15%	20.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2016	Year Ended September 30,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.42	$6.50	$6.55	$6.76
Income from investment operations[b]:
Net investment income[c]	0.09	0.17	0.19	0.07
Net realized and unrealized gains (losses)	(0.01)	(0.02)	0.01	(0.17)
Total from investment operations	0.08	0.15	0.20	(0.10)
Less distributions from net investment income.	(0.11)	(0.23)	(0.25)	(0.11)
Net asset value, end of period	$6.39	$6.42	$6.50	$6.55

Total return[d]	1.27%	2.35%	3.08%	(1.53)%

Ratios to average net assets[e]
Expenses	0.48%[f]	0.47%[f]	0.47%[f]	0.46%
Net investment income	2.63%	2.57%	2.90%	2.44%

Supplemental data
Net assets, end of period (000’s)	$467,687	$375,644	$497,246	$480,590
Portfolio turnover rate.	38.00%	69.10%	69.73%	46.16%
Portfolio turnover rate excluding mortgage dollar rolls[g]	38.00%	58.70%	38.79%	40.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.42	$6.50	$6.55	$6.93	$6.94	$6.83
Income from investment operations[a]:
Net investment income[b]	0.08	0.16	0.18	0.16	0.21	0.25
Net realized and unrealized gains (losses)	(—)[c]	(0.02)	0.01	(0.29)	0.04	0.15
Total from investment operations	0.08	0.14	0.19	(0.13)	0.25	0.40
Less distributions from net investment income .	(0.11)	(0.22)	(0.24)	(0.25)	(0.26)	(0.29)
Net asset value, end of period	$6.39	$6.42	$6.50	$6.55	$6.93	$6.94

Total return[d]	1.20%	2.21%	2.94%	(1.86)%	3.63%	6.08%

Ratios to average net assets[e]
Expenses.	0.61%[f]	0.61%[f]	0.60%[f]	0.58%	0.58%	0.58%
Net investment income	2.50%	2.43%	2.77%	2.32%	3.01%	3.69%

Supplemental data
Net assets, end of period (000’s)	$640,581	$622,339	$652,737	$949,085	$1,586,928	$1,478,504
Portfolio turnover rate	38.00%	69.10%	69.73%	46.16%	40.15%	20.23%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	38.00%	58.70%	38.79%	40.83%	40.15%	20.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2016 (unaudited)
Franklin U.S. Government Securities Fund
	Principal
	Amount	Value

Mortgage-Backed Securities 97.1%
Government National Mortgage Association (GNMA) Fixed Rate 97.1%
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	$5,954	$5,975
GNMA GP 30 Year, 9.25%, 9/15/16 - 12/15/16	11,807	11,909
GNMA I SF 15 Year, 6.50%, 5/15/18	20,971	21,233
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	40,210,499	42,670,635
GNMA I SF 30 Year, 4.00%, 12/15/40 - 9/15/41	14,506,481	15,688,900
GNMA I SF 30 Year, 4.50%, 2/15/39 - 7/15/39	58,972,681	64,872,811
GNMA I SF 30 Year, 4.50%, 8/15/39 - 1/15/40	57,483,924	63,025,640
GNMA I SF 30 Year, 4.50%, 1/15/40 - 4/15/40	48,293,767	52,827,876
GNMA I SF 30 Year, 4.50%, 4/15/40 - 6/15/40	55,142,685	60,257,794
GNMA I SF 30 Year, 4.50%, 6/15/40 - 7/15/40	54,245,633	59,476,322
GNMA I SF 30 Year, 4.50%, 7/15/40 - 8/15/40	55,849,949	61,076,813
GNMA I SF 30 Year, 4.50%, 8/15/40 - 4/15/41	49,708,287	54,547,786
GNMA I SF 30 Year, 4.50%, 4/15/41 - 6/15/41	12,869,203	14,261,840
GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/33	55,775,463	62,464,271
GNMA I SF 30 Year, 5.00%, 9/15/33 - 5/15/34	57,652,470	64,472,685
GNMA I SF 30 Year, 5.00%, 5/15/34 - 7/15/39	57,194,125	63,810,078
GNMA I SF 30 Year, 5.00%, 7/15/39 - 9/15/39	57,223,589	63,666,704
GNMA I SF 30 Year, 5.00%, 9/15/39 - 10/15/39	44,429,323	49,668,766
GNMA I SF 30 Year, 5.00%, 10/15/39 - 11/15/39.	57,565,773	64,631,032
GNMA I SF 30 Year, 5.00%, 11/15/39	23,958,142	26,896,928
GNMA I SF 30 Year, 5.00%, 11/15/39 - 1/15/40	55,769,591	62,425,045
GNMA I SF 30 Year, 5.00%, 1/15/40 - 3/15/40	55,937,026	62,684,790
GNMA I SF 30 Year, 5.00%, 3/15/40 - 5/15/40	55,539,809	62,273,709
GNMA I SF 30 Year, 5.00%, 5/15/40 - 6/15/40	52,606,600	59,031,529
GNMA I SF 30 Year, 5.00%, 6/15/40 - 9/15/40	50,865,072	56,800,674
GNMA I SF 30 Year, 5.50%, 5/15/28 - 4/15/33	56,688,503	64,682,394
GNMA I SF 30 Year, 5.50%, 4/15/33 - 11/15/33	56,921,204	64,771,608
GNMA I SF 30 Year, 5.50%, 11/15/33 - 8/15/37	56,296,514	63,950,204
GNMA I SF 30 Year, 5.50%, 2/15/38 - 7/15/39	56,052,454	63,220,618
GNMA I SF 30 Year, 5.50%, 8/15/39 - 2/15/40	23,824,766	27,000,401
GNMA I SF 30 Year, 6.00%, 10/15/23 - 12/15/32.	56,986,454	64,985,075
GNMA I SF 30 Year, 6.00%, 12/15/32 - 6/15/36	56,211,931	64,840,418
GNMA I SF 30 Year, 6.00%, 6/15/36 - 1/15/38	56,549,762	64,584,046
GNMA I SF 30 Year, 6.00%, 1/15/38 - 12/15/39	54,069,697	61,143,681
GNMA I SF 30 Year, 6.50%, 5/15/23 - 1/15/33	56,424,484	64,943,028
GNMA I SF 30 Year, 6.50%, 1/15/33 - 8/15/37	12,345,825	14,535,779
GNMA I SF 30 Year, 6.75%, 3/15/26	5,456	6,251
GNMA I SF 30 Year, 7.00%, 7/15/16 - 9/15/32	46,979,658	53,073,238
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	170,597	183,188
GNMA I SF 30 Year, 7.50%, 8/15/16 - 8/15/33	14,482,799	16,104,841
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	86,005	86,315
GNMA I SF 30 Year, 8.00%, 6/15/16 - 9/15/30	6,474,250	6,831,043
GNMA I SF 30 Year, 8.50%, 8/15/16 - 5/15/25	1,345,793	1,428,843
GNMA I SF 30 Year, 9.00%, 5/15/16 - 7/15/23	1,295,058	1,352,983
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	1,219,014	1,244,258
GNMA I SF 30 Year, 10.00%, 7/15/16 - 3/15/25	987,029	1,008,695
GNMA I SF 30 Year, 10.50%, 10/15/16 - 10/15/21	523,985	533,687
GNMA I SF 30 Year, 11.00%, 11/15/17 - 5/15/21.	73,183	74,091
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17.	4,121	4,147
GNMA II SF 30 Year, 3.00%, 2/20/45 - 1/20/46	39,457,133	40,959,690
GNMA II SF 30 Year, 3.50%, 10/20/40 - 6/20/42	20,907,573	22,170,002

88 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.50%, 7/20/42	$87,305,938	$92,577,095
GNMA II SF 30 Year, 3.50%, 8/20/42	33,196,362	35,211,837
GNMA II SF 30 Year, 3.50%, 9/20/42	193,742,387	205,439,806
GNMA II SF 30 Year, 3.50%, 10/20/42 - 11/20/42	51,706,015	54,835,650
GNMA II SF 30 Year, 3.50%, 11/20/42 - 3/20/43	49,523,209	52,527,848
GNMA II SF 30 Year, 3.50%, 4/20/43 - 5/20/43	43,223,072	45,828,783
GNMA II SF 30 Year, 3.50%, 5/20/43	55,453,469	58,783,826
GNMA II SF 30 Year, 3.50%, 6/20/43	63,881,462	67,717,195
GNMA II SF 30 Year, 3.50%, 8/20/43	46,845,381	49,642,273
GNMA II SF 30 Year, 3.50%, 9/20/45	163,692,388	173,320,392
GNMA II SF 30 Year, 3.50%, 10/20/45 - 11/20/45	48,920,916	51,798,331
GNMA II SF 30 Year, 3.50%, 1/20/46	49,725,619	52,650,365
GNMA II SF 30 Year, 3.50%, 2/20/46	142,107,007	150,465,410
GNMA II SF 30 Year, 3.50%, 3/20/46	649,302,096	687,492,532
GNMA II SF 30 Year, 4.00%, 5/20/40 - 10/20/40	19,635,177	21,175,955
GNMA II SF 30 Year, 4.00%, 11/20/40	59,879,642	64,578,221
GNMA II SF 30 Year, 4.00%, 12/20/40	34,918,480	37,660,414
GNMA II SF 30 Year, 4.00%, 1/20/41 - 6/20/41	38,338,425	41,349,735
GNMA II SF 30 Year, 4.00%, 7/20/41	49,882,357	53,754,157
GNMA II SF 30 Year, 4.00%, 9/20/41	58,300,464	62,807,592
GNMA II SF 30 Year, 4.00%, 10/20/41	69,909,479	75,318,082
GNMA II SF 30 Year, 4.00%, 11/20/41	63,243,606	68,126,832
GNMA II SF 30 Year, 4.00%, 2/20/44	49,861,617	53,763,930
GNMA II SF 30 Year, 4.00%, 7/20/45	25,029,911	26,796,725
GNMA II SF 30 Year, 4.00%, 9/20/45	63,974,956	68,509,700
GNMA II SF 30 Year, 4.00%, 10/20/45	121,654,306	130,318,964
GNMA II SF 30 Year, 4.00%, 11/20/45	150,548,099	161,288,768
GNMA II SF 30 Year, 4.00%, 12/20/45	24,556,278	26,319,142
GNMA II SF 30 Year, 4.00%, 1/20/46	335,511,955	359,593,268
GNMA II SF 30 Year, 4.00%, 2/20/46	110,387,890	118,310,989
GNMA II SF 30 Year, 4.00%, 3/20/46	95,490,000	102,470,974
GNMA II SF 30 Year, 4.50%, 5/20/33 - 11/20/39	29,823,921	32,401,905
GNMA II SF 30 Year, 4.50%, 12/20/39 - 1/20/40	50,512,626	54,996,511
GNMA II SF 30 Year, 4.50%, 2/20/40 - 7/20/40	37,574,113	40,909,387
GNMA II SF 30 Year, 4.50%, 5/20/41	54,488,837	59,326,116
GNMA II SF 30 Year, 4.50%, 6/20/41	16,259,200	17,702,649
GNMA II SF 30 Year, 4.50%, 6/20/41	66,568,011	72,477,743
GNMA II SF 30 Year, 4.50%, 7/20/41	70,959,597	77,259,243
GNMA II SF 30 Year, 4.50%, 8/20/41	8,918,999	9,711,021
GNMA II SF 30 Year, 4.50%, 9/20/41	93,573,915	101,881,585
GNMA II SF 30 Year, 4.50%, 10/20/41	70,560,620	76,830,082
GNMA II SF 30 Year, 4.50%, 8/20/42 - 2/20/44	43,276,126	46,556,531
GNMA II SF 30 Year, 5.00%, 7/20/33 - 10/20/33	49,744,808	55,127,865
GNMA II SF 30 Year, 5.00%, 11/20/33 - 3/20/36	35,458,203	39,283,759
GNMA II SF 30 Year, 5.00%, 7/20/39 - 5/20/40	58,263,217	64,569,460
GNMA II SF 30 Year, 5.00%, 6/20/40 - 9/20/41	31,348,196	34,779,407
GNMA II SF 30 Year, 5.50%, 6/20/34 - 11/20/34	35,963,985	40,656,069
GNMA II SF 30 Year, 5.50%, 12/20/34 - 5/20/35	50,286,063	56,819,292
GNMA II SF 30 Year, 5.50%, 6/20/35 - 4/20/40	53,253,542	59,549,048
GNMA II SF 30 Year, 6.00%, 10/20/23 - 9/20/35	50,116,703	58,046,853
GNMA II SF 30 Year, 6.00%, 11/20/35 - 7/20/39	51,530,551	58,897,646

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	$34,984,324	$40,870,756
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	7,629,126	9,387,223
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	1,718,041	2,001,436
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	810,307	974,125
GNMA II SF 30 Year, 8.50%, 6/20/16 - 6/20/25	286,092	304,873
GNMA II SF 30 Year, 9.00%, 11/20/17 - 11/20/21	49,230	53,921
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	78,044	82,530
GNMA II SF 30 Year, 10.00%, 10/20/17 - 3/20/21	102,134	110,418
GNMA II SF 30 Year, 10.50%, 8/20/16 - 1/20/21	140,047	144,091
GNMA II SF 30 Year, 11.00%, 7/20/18 - 1/20/21	28,089	28,332
GNMA II SF 30 Year, 11.50%, 1/20/18	1,020	1,034
Total Mortgage-Backed Securities (Cost $6,098,648,459)		6,313,465,971

	Shares

Short Term Investments (Cost $172,684,420) 2.7%
Money Market Funds 2.7%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	172,684,420	172,684,420
Total Investments (Cost $6,271,332,879) 99.8%.		6,486,150,391
Other Assets, less Liabilities 0.2%		12,478,717
Net Assets 100.0%		$6,498,629,108

See Abbreviations on page 128.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Utilities Fund
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.08	$16.58	$14.62	$14.04	$12.42	$11.44
Income from investment operations[a]:
Net investment income[b]	0.24	0.49	0.49	0.49	0.48	0.44
Net realized and unrealized gains (losses)	2.04	(0.09)	2.00	0.60	1.60	0.97
Total from investment operations	2.28	0.40	2.49	1.09	2.08	1.41
Less distributions from:
Net investment income.	(0.27)	(0.48)	(0.49)	(0.51)	(0.46)	(0.43)
Net realized gains	(0.52)	(0.42)	(0.04)	—	—	—
Total distributions	(0.79)	(0.90)	(0.53)	(0.51)	(0.46)	(0.43)
Net asset value, end of period	$17.57	$16.08	$16.58	$14.62	$14.04	$12.42

Total return[c]	14.87%	2.19%	17.24%	7.92%	16.99%	12.50%

Ratios to average net assets[d]
Expenses.	0.75%[e]	0.73%[e]	0.75%[e,f]	0.75%[f]	0.76%	0.76%
Net investment income	2.93%	2.88%	3.05%	3.34%	3.61%	3.67%

Supplemental data
Net assets, end of period (000’s)	$4,006,679	$3,524,835	$3,717,397	$3,275,129	$3,076,131	$2,220,083
Portfolio turnover rate	4.14%	9.55%	8.10%	4.57%	1.27%	5.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.01	$16.50	$14.56	$13.98	$12.37	$11.40
Income from investment operations[a]:
Net investment income[b]	0.19	0.40	0.41	0.41	0.42	0.38
Net realized and unrealized gains (losses)	2.03	(0.08)	1.98	0.61	1.58	0.96
Total from investment operations	2.22	0.32	2.39	1.02	2.00	1.34
Less distributions from:
Net investment income.	(0.23)	(0.39)	(0.41)	(0.44)	(0.39)	(0.37)
Net realized gains	(0.52)	(0.42)	(0.04)	—	—	—
Total distributions	(0.75)	(0.81)	(0.45)	(0.44)	(0.39)	(0.37)
Net asset value, end of period	$17.48	$16.01	$16.50	$14.56	$13.98	$12.37

Total return[c]	14.51%	1.74%	16.61%	7.40%	16.32%	12.00%

Ratios to average net assets[d]
Expenses.	1.25%[e]	1.23%[e]	1.25%[e,f]	1.25%[f]	1.26%	1.26%
Net investment income	2.43%	2.38%	2.55%	2.84%	3.11%	3.17%

Supplemental data
Net assets, end of period (000’s)	$1,042,610	$931,800	$986,318	$845,173	$774,711	$528,391
Portfolio turnover rate	4.14%	9.55%	8.10%	4.57%	1.27%	5.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.02	$16.52	$14.58	$14.00	$12.39	$11.41
Income from investment operations[a]:
Net investment income[b]	0.21	0.42	0.43	0.44	0.44	0.40
Net realized and unrealized gains (losses)	2.03	(0.09)	1.99	0.60	1.58	0.97
Total from investment operations	2.24	0.33	2.42	1.04	2.02	1.37
Less distributions from:
Net investment income.	(0.24)	(0.41)	(0.44)	(0.46)	(0.41)	(0.39)
Net realized gains	(0.52)	(0.42)	(0.04)	—	—	—
Total distributions	(0.76)	(0.83)	(0.48)	(0.46)	(0.41)	(0.39)
Net asset value, end of period	$17.50	$16.02	$16.52	$14.58	$14.00	$12.39

Total return[c]	14.65%	1.83%	16.75%	7.56%	16.55%	12.14%

Ratios to average net assets[d]
Expenses.	1.10%[e]	1.08%[e]	1.10%[e,f]	1.10%[f]	1.11%	1.11%
Net investment income	2.58%	2.53%	2.70%	2.99%	3.26%	3.32%

Supplemental data
Net assets, end of period (000’s)	$93,365	$83,271	$95,498	$86,216	$80,478	$51,732
Portfolio turnover rate	4.14%	9.55%	8.10%	4.57%	1.27%	5.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2016	Year Ended September 30,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.18	$16.68	$14.71	$15.88
Income from investment operations[b]:
Net investment income[c]	0.26	0.53	0.53	0.25
Net realized and unrealized gains (losses)	2.06	(0.09)	2.01	(1.17)
Total from investment operations	2.32	0.44	2.54	(0.92)
Less distributions from:
Net investment income	(0.29)	(0.52)	(0.53)	(0.25)
Net realized gains	(0.52)	(0.42)	(0.04)	—
Total distributions	(0.81)	(0.94)	(0.57)	(0.25)
Net asset value, end of period	$17.69	$16.18	$16.68	$14.71

Total return[d]	15.06%	2.45%	17.51%	(5.79)%

Ratios to average net assets[e]
Expenses	0.48%[f]	0.47%[f]	0.48%[f,g]	0.48%[g]
Net investment income	3.20%	3.14%	3.32%	3.61%

Supplemental data
Net assets, end of period (000’s)	$249,903	$201,225	$236,437	$218,746
Portfolio turnover rate.	4.14%	9.55%	8.10%	4.57%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.19	$16.68	$14.71	$14.12	$12.49	$11.50
Income from investment operations[a]:
Net investment income[b]	0.25	0.52	0.52	0.50	0.51	0.46
Net realized and unrealized gains (losses)	2.05	(0.09)	2.00	0.62	1.60	0.97
Total from investment operations	2.30	0.43	2.52	1.12	2.11	1.43
Less distributions from:
Net investment income.	(0.28)	(0.50)	(0.51)	(0.53)	(0.48)	(0.44)
Net realized gains	(0.52)	(0.42)	(0.04)	—	—	—
Total distributions	(0.80)	(0.92)	(0.55)	(0.53)	(0.48)	(0.44)
Net asset value, end of period	$17.69	$16.19	$16.68	$14.71	$14.12	$12.49

Total return[c]	14.91%	2.40%	17.37%	8.11%	17.15%	12.68%

Ratios to average net assets[d]
Expenses.	0.60%[e]	0.58%[e]	0.60%[e,f]	0.60%[f]	0.61%	0.61%
Net investment income	3.08%	3.03%	3.20%	3.49%	3.76%	3.82%

Supplemental data
Net assets, end of period (000’s)	$666,996	$549,371	$562,202	$343,082	$574,803	$347,983
Portfolio turnover rate	4.14%	9.55%	8.10%	4.57%	1.27%	5.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2016 (unaudited)
Franklin Utilities Fund
	Country	Shares	Value

Common Stocks 97.5%
Electric Utilities 54.1%
ALLETE Inc	United States	1,000,000	$56,070,000
American Electric Power Co. Inc	United States	4,000,000	265,600,000
Cleco Corp	United States	700,000	38,647,000
Duke Energy Corp	United States	3,500,000	282,380,000
Edison International	United States	4,400,000	316,316,000
Entergy Corp	United States	1,000,000	79,280,000
Eversource Energy	United States	1,700,000	99,178,000
Exelon Corp	United States	6,600,000	236,676,000
FirstEnergy Corp	United States	2,200,000	79,134,000
Great Plains Energy Inc	United States	4,300,000	138,675,000
IDACORP Inc	United States	400,000	29,836,000
ITC Holdings Corp	United States	300,000	13,071,000
NextEra Energy Inc	United States	2,900,000	343,186,000
OGE Energy Corp	United States	2,000,000	57,260,000
PG&E Corp	United States	4,400,000	262,768,000
Pinnacle West Capital Corp	United States	1,900,000	142,633,000
PNM Resources Inc	United States	3,000,000	101,160,000
Portland General Electric Co	United States	1,800,000	71,082,000
PPL Corp	United States	4,000,000	152,280,000
The Southern Co	United States	3,600,000	186,228,000
Westar Energy Inc	United States	2,700,000	133,947,000
Xcel Energy Inc	United States	4,600,000	192,372,000
			3,277,779,000
Gas Utilities 2.3%
The Laclede Group Inc	United States	1,000,000	67,750,000
ONE Gas Inc	United States	438,181	26,772,859
Questar Corp	United States	1,700,000	42,160,000
			136,682,859
Independent Power & Renewable Electricity Producers 0.0%†
[a] Drax Group PLC	United Kingdom	800,000	3,128,062
Multi-Utilities 32.5%
Alliant Energy Corp	United States	1,900,000	141,132,000
Ameren Corp	United States	600,000	30,060,000
[a] Black Hills Corp	United States	500,000	30,065,000
CenterPoint Energy Inc	United States	6,200,000	129,704,000
CMS Energy Corp	United States	4,865,000	206,470,600
Consolidated Edison Inc	United States	800,000	61,296,000
Dominion Resources Inc	United States	4,200,000	315,504,000
DTE Energy Co	United States	1,800,000	163,188,000
MDU Resources Group Inc	United States	3,600,000	70,056,000
National Grid PLC	United Kingdom	11,000,000	156,046,709
NiSource Inc	United States	2,000,000	47,120,000
NorthWestern Corp	United States	596,800	36,852,400
Public Service Enterprise Group Inc	United States	3,000,000	141,420,000
Sempra Energy	United States	2,566,600	267,054,730
Vectren Corp	United States	925,100	46,773,056
WEC Energy Group Inc	United States	2,100,000	126,147,000
			1,968,889,495

96 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Utilities Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 5.1%
Columbia Pipeline Group Inc	United States	2,500,000	$62,750,000
Enbridge Inc.	Canada	847,200	32,999,062
Kinder Morgan Inc	United States	3,200,000	57,152,000
[b] Plains GP Holdings LP, A	United States	2,600,000	22,594,000
Spectra Energy Corp	United States	1,800,000	55,080,000
TransCanada Corp	Canada	1,200,000	47,203,112
The Williams Cos. Inc	United States	2,000,000	32,140,000
			309,918,174
Water Utilities 3.5%
American Water Works Co. Inc	United States	1,800,000	124,074,000
United Utilities Group PLC	United Kingdom	6,700,000	88,865,520
			212,939,520
Total Common Stocks (Cost $3,441,905,320)			5,909,337,110

		Principal
		Amount
Corporate Bonds 0.9%
Electric Utilities 0.1%
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	$6,105,469	6,522,668
Multi-Utilities 0.8%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,494,832
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	25,000,000	37,257,700
			44,752,532
Total Corporate Bonds (Cost $37,330,108)			51,275,200
Total Investments before Short Term Investments
(Cost $3,479,235,428)			5,960,612,310

		Shares
Short Term Investments 1.4%
Money Market Funds (Cost $81,946,900) 1.3%
[b,c] Institutional Fiduciary Trust Money Market Portfolio.	United States	81,946,900	81,946,900
[d] Investments from Cash Collateral Received for Loaned
Securities (Cost $3,775,601) 0.1%
Money Market Funds 0.1%
[b,c] Institutional Fiduciary Trust Money Market Portfolio.	United States	3,775,601	3,775,601
Total Investments (Cost $3,564,957,929) 99.8%			6,046,334,811
Other Assets, less Liabilities 0.2%			13,216,926
Net Assets 100.0%			$6,059,551,737

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Utilities Fund (continued)

†Rounds to less than 0.1% of net assets.
aA portion or all of the security is on loan at March 31, 2016. See Note 1(g).
bNon-income producing.
cSee Note 3(f) regarding investments in affiliated management investment companies.
dSee Note 1(g) regarding securities on loan.

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		FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statements of Assets and Liabilities
March 31, 2016 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,766,579,427	$4,994,804,460	$75,487,174,115
Cost - Non-controlled affiliates (Note 3f and 11)	99,738,661	1,183,949,659	2,105,759,372
Cost - Repurchase agreements	—	—	4,951,370
Total cost of investments	$1,866,318,088	$6,178,754,119	$77,597,884,857
Value - Unaffiliated issuers	$2,803,185,729	$10,640,296,001	$74,010,195,996
Value - Non-controlled affiliates (Note 3f and 11)	99,738,661	1,183,949,659	1,818,714,443
Value - Repurchase agreements.	—	—	4,951,370
Total value of investments[a]	2,902,924,390	11,824,245,660	75,833,861,809
Cash.	—	681,079	25,619,618
Receivables:
Investment securities sold	—	46,430,924	691,629,205
Capital shares sold	3,663,187	12,435,044	102,800,033
Dividends and interest	840,052	8,366,329	705,865,348
Other assets	2,240	7,362	47,950
Total assets	2,907,429,869	11,892,166,398	77,359,823,963
Liabilities:
Payables:
Investment securities purchased	—	11,691,162	1,362,105,173
Capital shares redeemed	11,072,058	17,548,503	130,494,794
Management fees	1,081,094	4,106,238	23,293,044
Distribution fees	1,304,841	4,657,736	34,511,000
Transfer agent fees	459,711	3,327,075	11,540,188
Trustees’ fees and expenses	575	842	24,774
Payable upon return of securities loaned	—	—	23,398,370
Unrealized depreciation on unfunded loan commitments (Note 9)	—	—	2,990
Accrued expenses and other liabilities.	130,266	503,668	4,401,455
Total liabilities	14,048,545	41,835,224	1,589,771,788
Net assets, at value	$2,893,381,324	$11,850,331,174	$75,770,052,175
Net assets consist of:
Paid-in capital	$1,919,032,305	$6,001,870,061	$85,346,884,686
Undistributed net investment income (loss)	(13,222,990)	5,166,366	—
Distributions in excess of net investment income	—	—	(401,446,618)
Net unrealized appreciation (depreciation)	1,036,607,601	5,615,271,064	(1,763,972,542)
Accumulated net realized gain (loss)	(49,035,592)	228,023,683	(7,411,413,351)
Net assets, at value	$2,893,381,324	$11,850,331,174	$75,770,052,175

[a]Includes securities loaned	$—	$—	$22,428,668

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2016 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Class A:
Net assets, at value	$2,026,775,016	$7,551,007,048	$43,475,160,860
Shares outstanding.	44,129,069	102,701,434	20,567,690,294
Net asset value per share[a]	$45.93	$73.52	$2.11
Maximum offering price per share (net asset value per share ÷ 94.25%,
94.25% and 95.75%, respectively)	$48.73	$78.01	$2.20
Class C:
Net assets, at value	$307,614,910	$835,214,900	$22,973,340,106
Shares outstanding.	7,767,192	12,243,406	10,744,518,363
Net asset value and maximum offering price per share[a]	$39.60	$68.22	$2.14
Class R:
Net assets, at value	$39,974,947	$474,821,888	$388,343,946
Shares outstanding.	888,834	6,482,747	186,838,207
Net asset value and maximum offering price per share	$44.97	$73.24	$2.08
Class R6:
Net assets, at value	$367,020,919	$1,240,937,269	$1,701,496,337
Shares outstanding.	7,782,602	16,860,068	811,369,628
Net asset value and maximum offering price per share	$47.16	$73.60	$2.10
Advisor Class:
Net assets, at value	$151,995,532	$1,748,350,069	$7,231,710,926
Shares outstanding.	3,238,653	23,730,057	3,449,147,087
Net asset value and maximum offering price per share	$46.93	$73.68	$2.10

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2016 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,098,648,459	$3,479,235,428
Cost - Non-controlled affiliates (Note 3f and 11)	172,684,420	85,722,501
Total cost of investments	$6,271,332,879	$3,564,957,929
Value - Unaffiliated issuers	$6,313,465,971	$5,960,612,310
Value - Non-controlled affiliates (Note 3f and 11)	172,684,420	85,722,501
Total value of investments[a]	6,486,150,391	6,046,334,811
Receivables:
Capital shares sold	11,425,434	17,699,899
Dividends and interest	20,417,776	14,033,025
Other assets	4,183	3,534
Total assets.	6,517,997,784	6,078,071,269
Liabilities:
Payables:
Capital shares redeemed	10,877,685	8,931,897
Management fees	2,405,321	2,263,990
Distribution fees.	2,206,072	2,052,329
Transfer agent fees	1,331,920	1,185,418
Trustees’ fees and expenses	1,236	1,940
Distributions to shareholders	2,241,869	—
Payable upon return of securities loaned	—	3,775,601
Accrued expenses and other liabilities	304,573	308,357
Total liabilities	19,368,676	18,519,532
Net assets, at value	$6,498,629,108	$6,059,551,737
Net assets consist of:
Paid-in capital	$6,705,097,731	$3,639,538,429
Undistributed net investment income	—	1,529,601
Distributions in excess of net investment income	(26,491,723)	—
Net unrealized appreciation (depreciation)	214,817,512	2,481,383,537
Accumulated net realized gain (loss)	(394,794,412)	(62,899,830)
Net assets, at value	$6,498,629,108	$6,059,551,737

[a]Includes securities loaned.	$—	$3,547,713

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2016 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Class A:
Net assets, at value	$4,276,379,242	$4,006,678,561
Shares outstanding	671,043,343	228,083,082
Net asset value per share[a]	$6.37	$17.57
Maximum offering price per share (net asset value per share ÷ 95.75%)	$6.65	$18.35
Class C:
Net assets, at value	$1,052,119,900	$1,042,609,942
Shares outstanding	166,205,037	59,634,912
Net asset value and maximum offering price per share[a]	$6.33	$17.48
Class R:
Net assets, at value	$61,862,402	$93,364,688
Shares outstanding	9,713,714	5,333,742
Net asset value and maximum offering price per share.	$6.37	$17.50
Class R6:
Net assets, at value	$467,686,837	$249,902,754
Shares outstanding	73,160,173	14,129,392
Net asset value and maximum offering price per share.	$6.39	$17.69
Advisor Class:
Net assets, at value	$640,580,727	$666,995,792
Shares outstanding	100,201,006	37,706,225
Net asset value and maximum offering price per share.	$6.39	$17.69

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL STATEMENTS

Statements of Operations
for the six months ended March 31, 2016 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Investment income:
Dividends	$8,322,469	$92,616,645	$852,261,511
Interest:
Unaffiliated issuers	4,069	—	1,169,150,027
Non-controlled affiliates (Note 11)	—	—	5,527,815
Income from securities loaned (net of fees and rebates)	—	—	591,187
Total investment income	8,326,538	92,616,645	2,027,530,540
Expenses:
Management fees (Note 3a)	6,753,864	25,862,638	143,067,225
Distribution fees: (Note 3c)
Class A	2,509,866	9,245,313	32,954,957
Class C	1,496,528	4,077,776	76,111,137
Class R	106,900	1,218,206	1,010,048
Transfer agent fees: (Note 3e)
Class A	1,568,438	6,170,722	18,401,994
Class C	233,701	680,326	9,808,252
Class R	33,472	406,783	169,209
Class R6	640	1,967	3,419
Advisor Class.	139,578	1,309,015	3,101,536
Custodian fees (Note 4)	21,032	50,653	512,481
Reports to shareholders	125,977	458,375	2,783,902
Registration and filing fees	110,714	188,960	1,084,180
Professional fees	25,931	60,026	264,265
Trustees’ fees and expenses	5,411	24,133	194,075
Other	16,285	76,351	565,237
Total expenses	13,148,337	49,831,244	290,031,917
Expense reductions (Note 4)	—	(1,031)	(3,418)
Expenses waived/paid by affiliates (Note 3f and 3g)	(120,085)	(1,268,316)	(956,890)
Net expenses.	13,028,252	48,561,897	289,071,609
Net investment income (loss)	(4,701,714)	44,054,748	1,738,458,931
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(47,568,142)	227,141,195	(2,649,544,192)
Non-controlled affiliates (Note 11)	—	—	15,875,621
Written options	—	—	1,728,167
Foreign currency transactions	88,166	(29,957)	(408,137)
Net realized gain (loss)	(47,479,976)	227,111,238	(2,632,348,541)
Net change in unrealized appreciation (depreciation) on:
Investments	100,052,662	329,121,959	3,414,116,334
Translation of other assets and liabilities
denominated in foreign currencies	468	806	463,170
Net change in unrealized appreciation (depreciation)	100,053,130	329,122,765	3,414,579,504
Net realized and unrealized gain (loss)	52,573,154	556,234,003	782,230,963
Net increase (decrease) in net assets resulting from operations	$47,871,440	$600,288,751	$2,520,689,894

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended March 31, 2016 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Investment income:
Dividends.	$—	$97,045,412
Interest	123,832,824	1,571,228
Paydown gain (loss)	(25,704,819)	—
Income from securities loaned (net of fees and rebates)	—	27,183
Total investment income.	98,128,005	98,643,823
Expenses:
Management fees (Note 3a)	14,377,760	12,382,876
Distribution fees: (Note 3c)
Class A	3,073,924	2,681,734
Class C	3,372,874	3,053,475
Class R	157,911	207,501
Transfer agent fees: (Note 3e)
Class A	2,811,953	2,131,229
Class C	695,608	560,032
Class R	42,337	49,470
Class R6	882	1,660
Advisor Class	426,978	338,740
Custodian fees (Note 4)	27,187	36,733
Reports to shareholders	243,377	233,717
Registration and filing fees	89,790	114,928
Professional fees	38,669	38,664
Trustees’ fees and expenses	13,615	12,384
Other.	304,224	40,840
Total expenses	25,677,089	21,883,983
Expense reductions (Note 4)	(151)	—
Expenses waived/paid by affiliates (Note 3f and 3g)	(167,897)	(61,280)
Net expenses	25,509,041	21,822,703
Net investment income	72,618,964	76,821,120
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	5,457,673	(45,655,125)
Non-controlled affiliates (Note 11)	—	(9,237,297)
Foreign currency transactions	—	(195,795)
Net realized gain (loss)	5,457,673	(55,088,217)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,515,005)	748,461,103
Translation of other assets and liabilities
denominated in foreign currencies	—	55,151
Net change in unrealized appreciation (depreciation)	(6,515,005)	748,516,254
Net realized and unrealized gain (loss)	(1,057,332)	693,428,037
Net increase (decrease) in net assets resulting from operations	$71,561,632	$770,249,157

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund
	Six Months Ended		Six Months Ended
	March 31, 2016	Year Ended	March 31, 2016	Year Ended
	(unaudited)	September 30, 2015	(unaudited)	September 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,701,714)	$(11,245,962)	$44,054,748	$45,073,798
Net realized gain (loss)	(47,479,976)	76,713,788	227,111,238	443,524,958
Net change in unrealized
appreciation (depreciation)	100,053,130	(8,212,061)	329,122,765	(201,921,374)
Net increase (decrease) in net
assets resulting from
operations	47,871,440	57,255,765	600,288,751	286,677,382
Distributions to shareholders from:
Net investment income:
Class A	—	—	(47,314,836)	(17,701,413)
Class R	—	—	(1,070,343)	—
Class R6	—	—	(13,934,301)	(7,173,435)
Advisor Class	—	—	(14,692,727)	(7,135,723)
Net realized gains:
Class A	(50,280,147)	(52,815,773)	(236,450,622)	—
Class C	(8,550,949)	(8,572,795)	(27,988,492)	—
Class R	(1,147,436)	(1,588,330)	(15,909,617)	—
Class R6	(9,395,944)	(11,564,117)	(38,078,959)	—
Advisor Class	(4,536,946)	(5,461,764)	(49,398,589)	—
Total distributions to shareholders	(73,911,422)	(80,002,779)	(444,838,486)	(32,010,571)
Capital share transactions: (Note 2)
Class A	186,188,810	370,383,990	264,582,374	411,335,990
Class C	41,948,661	64,529,697	47,154,779	105,104,211
Class R	(2,927,137)	(2,196,266)	(35,463,323)	(82,225,233)
Class R6	5,432,951	18,888,470	64,538,731	26,817,282
Advisor Class	(21,470,131)	17,214,652	211,166,429	65,080,465
Total capital share transactions	209,173,154	468,820,543	551,978,990	526,112,715
Net increase (decrease) in net
assets	183,133,172	446,073,529	707,429,255	780,779,526
Net assets:
Beginning of period	2,710,248,152	2,264,174,623	11,142,901,919	10,362,122,393
End of period.	$2,893,381,324	$2,710,248,152	$11,850,331,174	$11,142,901,919
Undistributed net investment income
(loss) included in net assets:
End of period.	$(13,222,990)	$(8,521,276)	$5,166,366	$38,123,825

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Six Months Ended		Six Months Ended
	March 31, 2016	Year Ended	March 31, 2016	Year Ended
	(unaudited)	September 30, 2015	(unaudited)	September 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$1,738,458,931	$3,915,982,068	$72,618,964	$143,482,204
Net realized gain (loss)	(2,632,348,541)	(1,368,512,341)	5,457,673	6,672,945
Net change in unrealized
appreciation (depreciation)	3,414,579,504	(12,457,228,091)	(6,515,005)	(22,546,828)
Net increase (decrease) in net
assets resulting from
operations	2,520,689,894	(9,909,758,364)	71,561,632	127,608,321
Distributions to shareholders from:
Net investment income:
Class A	(1,257,017,142)	(2,619,399,527)	(66,843,596)	(139,163,796)
Class C	(602,247,316)	(1,251,131,091)	(14,028,657)	(31,007,890)
Class R	(10,967,480)	(23,492,505)	(895,952)	(2,057,369)
Class R6	(52,122,731)	(106,712,525)	(7,089,677)	(13,473,393)
Advisor Class	(219,619,712)	(475,823,657)	(10,546,896)	(21,952,307)
Total distributions to shareholders	(2,141,974,381)	(4,476,559,305)	(99,404,778)	(207,654,755)
Capital share transactions: (Note 2)
Class A	(1,631,135,778)	(765,848,401)	127,151,449	(102,856,884)
Class C	(1,238,670,464)	(331,371,839)	16,511,028	(136,825,329)
Class R	(29,919,210)	(21,217,142)	(2,536,460)	(8,900,898)
Class R6	(47,508,890)	(43,676,141)	93,731,010	(117,420,534)
Advisor Class	(555,039,695)	96,674,297	21,010,159	(22,480,703)
Total capital share transactions	(3,502,274,037)	(1,065,439,226)	255,867,186	(388,484,348)
Net increase (decrease) in net
assets	(3,123,558,524)	(15,451,756,895)	228,024,040	(468,530,782)
Net assets:
Beginning of period	78,893,610,699	94,345,367,594	6,270,605,068	6,739,135,850
End of period.	$75,770,052,175	$78,893,610,699	$6,498,629,108	$6,270,605,068
Undistributed net investment income
included in net assets:
End of period.	$—	$2,068,832	$—	$294,091
Distributions in excess of net investment
income included in net assets:
End of period.	$(401,446,618)	$—	$(26,491,723)	$—

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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Six Months Ended
	March 31, 2016	Year Ended
	(unaudited)	September 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$76,821,120	$164,273,927
Net realized gain (loss)	(55,088,217)	167,117,130
Net change in unrealized appreciation (depreciation)	748,516,254	(215,469,865)
Net increase (decrease) in net assets resulting from operations	770,249,157	115,921,192
Distributions to shareholders from:
Net investment income:
Class A	(59,464,618)	(108,522,416)
Class C	(13,340,482)	(23,635,072)
Class R	(1,237,512)	(2,354,864)
Class R6	(3,786,340)	(7,004,985)
Advisor Class	(9,816,096)	(17,855,048)
Net realized gains:
Class A	(112,737,319)	(94,563,421)
Class C	(29,873,670)	(25,193,710)
Class R	(2,659,792)	(2,392,646)
Class R6	(6,346,334)	(5,738,511)
Advisor Class	(17,570,610)	(14,963,811)
Total distributions to shareholders	(256,832,773)	(302,224,484)
Capital share transactions: (Note 2)
Class A	141,231,096	(68,305,043)
Class C	22,259,935	(22,237,201)
Class R	2,480,132	(9,199,737)
Class R6	27,624,899	(29,285,137)
Advisor Class	62,038,375	7,979,532
Total capital share transactions	255,634,437	(121,047,586)
Net increase (decrease) in net assets	769,050,821	(307,350,878)
Net assets:
Beginning of period	5,290,500,916	5,597,851,794
End of period.	$6,059,551,737	$5,290,500,916
Undistributed net investment income included in net assets:
End of period.	$1,529,601	$12,353,529

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FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a

108 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by

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Semiannual Report 109

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on March 31, 2016.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Certain or all Funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

g. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint

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repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At March 31, 2016, the Funds’ secured borrowing transactions were as follows:

	Franklin	Franklin
	Income	Utilities
	Fund	Fund
Securities lending transactions[a,b]:
Equity investments	$—	$3,775,601
Corporate bonds and notes	23,398,370	—

aThe agreements open at period end can be terminated at any time.
bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statements of Assets and
Liabilities.

h. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a to-be-announced basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, each Fund has

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1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes (continued)

determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

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2. Shares of Beneficial Interest

At March 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2016
Shares sold.	8,190,167	$386,690,692	8,813,575	$644,252,929
Shares issued in reinvestment of distributions	934,041	46,730,097	3,458,557	261,017,261
Shares issued on reorganization (Note 12)	—	—	314,663	18,982,031
Shares redeemed	(5,345,500)	(247,231,979)	(9,139,588)	(659,669,847)
Net increase (decrease)	3,778,708	$186,188,810	3,447,207	$264,582,374
Year ended September 30, 2015
Shares sold.	18,501,749	$892,063,000	21,692,171	$1,636,207,846
Shares issued in reinvestment of distributions	1,036,739	48,011,508	215,218	16,016,600
Shares redeemed	(11,831,219)	(569,690,518)	(16,414,655)	(1,240,888,456)
Net increase (decrease)	7,707,269	$370,383,990	5,492,734	$411,335,990
Class C Shares:
Six Months ended March 31, 2016
Shares sold.	1,544,031	$63,078,493	1,548,777	$105,270,049
Shares issued in reinvestment of distributions	187,219	8,097,222	364,919	25,617,345
Shares issued on reorganization (Note 12)	—	—	57,203	3,204,287
Shares redeemed	(738,255)	(29,227,054)	(1,303,995)	(86,936,902)
Net increase (decrease)	992,995	$41,948,661	666,904	$47,154,779
Year ended September 30, 2015
Shares sold.	2,327,658	$98,622,323	3,260,956	$229,365,295
Shares issued in reinvestment of distributions	197,997	8,016,890	—	—
Shares redeemed	(1,005,267)	(42,109,516)	(1,761,541)	(124,261,084)
Net increase (decrease)	1,520,388	$64,529,697	1,499,415	$105,104,211
Class R Shares:
Six Months ended March 31, 2016
Shares sold.	108,247	$4,980,546	530,867	$38,528,581
Shares issued in reinvestment of distributions	23,085	1,131,862	220,024	16,556,807
Shares issued on reorganization (Note 12)	—	—	137	7,135
Shares redeemed	(194,708)	(9,039,545)	(1,245,116)	(90,555,846)
Net increase (decrease)	(63,376)	$(2,927,137)	(494,088)	$(35,463,323)
Year ended September 30, 2015
Shares sold.	176,420	$8,339,480	1,222,443	$91,843,479
Shares issued in reinvestment of distributions	34,518	1,571,239	—	—
Shares redeemed	(256,145)	(12,106,985)	(2,319,903)	(174,068,712)
Net increase (decrease)	(45,207)	$(2,196,266)	(1,097,460)	$(82,225,233)

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2. Shares of Beneficial Interest (continued)

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended March 31, 2016
Shares sold.	891,635	$42,540,579	1,042,583	$77,309,402
Shares issued in reinvestment of distributions	183,157	9,395,944	637,359	48,088,702
Shares redeemed	(983,643)	(46,503,572)	(824,386)	(60,859,373)
Net increase (decrease)	91,149	$5,432,951	855,556	$64,538,731
Year ended September 30, 2015
Shares sold.	498,228	$24,243,849	1,852,609	$140,977,540
Shares issued in reinvestment of distributions	244,640	11,564,117	88,714	6,605,680
Shares redeemed	(341,976)	(16,919,496)	(1,593,869)	(120,765,938)
Net increase (decrease)	400,892	$18,888,470	347,454	$26,817,282
Advisor Class Shares:
Six Months ended March 31, 2016
Shares sold.	749,831	$35,580,462	2,052,811	$174,375,550
Shares issued in reinvestment of distributions	84,067	4,294,126	801,297	60,554,033
Shares issued on reorganization (Note 12)	—	—	2,254,565	136,327,485
Shares redeemed	(1,344,942)	(61,344,719)	(2,219,908)	(160,090,639)
Net increase (decrease)	(511,044)	$(21,470,131)	2,888,765	$211,166,429
Year ended September 30, 2015
Shares sold.	1,507,866	$73,683,045	5,277,691	$400,540,494
Shares issued in reinvestment of distributions	109,767	5,174,431	89,253	6,652,935
Shares redeemed	(1,264,457)	(61,642,824)	(4,525,051)	(342,112,964)
Net increase (decrease)	353,176	$17,214,652	842,163	$65,080,465

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2016
Shares sold	1,230,259,788	$2,566,719,361	74,075,268	$472,685,102
Shares issued in reinvestment of distributions	547,497,210	1,150,539,554	8,879,915	56,579,249
Shares redeemed	(2,554,946,242)	(5,348,394,693)	(63,015,679)	(402,112,902)
Net increase (decrease)	(777,189,244)	$(1,631,135,778)	19,939,504	$127,151,449
Year ended September 30, 2015
Shares sold	2,723,862,225	$6,464,708,282	99,038,940	$641,302,319
Shares issued in reinvestment of distributions	990,884,317	2,344,531,358	17,899,302	115,836,536
Shares redeemed	(4,082,116,553)	(9,575,088,041)	(132,675,658)	(859,995,739)
Net increase (decrease)	(367,370,011)	$(765,848,401)	(15,737,416)	$(102,856,884)

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			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Six Months ended March 31, 2016
Shares sold	565,993,217	$1,196,721,031	19,855,669	$125,832,935
Shares issued in reinvestment of distributions	245,425,095	521,367,847	1,966,508	12,451,211
Shares redeemed	(1,396,762,119)	(2,956,759,342)	(19,211,535)	(121,773,118)
Net increase (decrease)	(585,343,807)	$(1,238,670,464)	2,610,642	$16,511,028
Year ended September 30, 2015
Shares sold	1,515,518,749	$3,644,318,312	21,009,366	$135,074,176
Shares issued in reinvestment of distributions	444,186,624	1,062,744,412	4,258,005	27,388,271
Shares redeemed	(2,129,021,084)	(5,038,434,563)	(46,483,636)	(299,287,776)
Net increase (decrease)	(169,315,711)	$(331,371,839)	(21,216,265)	$(136,825,329)
Class R Shares:
Six Months ended March 31, 2016
Shares sold	16,761,942	$34,506,605	2,676,313	$17,065,060
Shares issued in reinvestment of distributions	5,050,576	10,437,649	134,065	853,758
Shares redeemed	(36,414,988)	(74,863,464)	(3,209,524)	(20,455,278)
Net increase (decrease)	(14,602,470)	$(29,919,210)	(399,146)	$(2,536,460)
Year ended September 30, 2015
Shares sold	45,090,049	$105,356,612	2,921,544	$18,930,156
Shares issued in reinvestment of distributions	9,620,381	22,391,889	304,019	1,967,188
Shares redeemed	(64,261,612)	(148,965,643)	(4,600,896)	(29,798,242)
Net increase (decrease)	(9,551,182)	$(21,217,142)	(1,375,333)	$(8,900,898)
Class R6 Shares:
Six Months ended March 31, 2016
Shares sold	13,246,225	$27,507,115	16,920,343	$108,276,284
Shares issued in reinvestment of distributions	24,025,979	50,036,997	1,055,934	6,749,149
Shares redeemed	(61,850,368)	(125,053,002)	(3,325,972)	(21,294,423)
Net increase (decrease)	(24,578,164)	$(47,508,890)	14,650,305	$93,731,010
Year ended September 30, 2015
Shares sold	17,167,618	$40,192,542	14,239,234	$92,767,162
Shares issued in reinvestment of distributions	43,733,583	102,667,315	1,973,225	12,808,747
Shares redeemed	(81,471,526)	(186,535,998)	(34,161,637)	(222,996,443)
Net increase (decrease)	(20,570,325)	$(43,676,141)	(17,949,178)	$(117,420,534)
Advisor Class Shares:
Six Months ended March 31, 2016
Shares sold	459,228,224	$950,355,761	15,735,736	$100,771,913
Shares issued in reinvestment of distributions	91,120,847	189,882,708	1,438,057	9,191,381
Shares redeemed	(817,788,102)	(1,695,278,164)	(13,898,159)	(88,953,135)
Net increase (decrease)	(267,439,031)	$(555,039,695)	3,275,634	$21,010,159
Year ended September 30, 2015
Shares sold	1,046,052,890	$2,467,625,168	27,570,106	$179,399,346
Shares issued in reinvestment of distributions	173,756,747	407,768,104	2,960,236	19,220,147
Shares redeemed	(1,200,237,331)	(2,778,718,975)	(33,965,158)	(221,100,196)
Net increase (decrease)	19,572,306	$96,674,297	(3,434,816)	$(22,480,703)

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2. Shares of Beneficial Interest (continued)

	Franklin Utilities Fund
	Shares	Amount
Class A Shares:
Six Months ended March 31, 2016
Shares sold	21,371,267	$346,384,248
Shares issued in reinvestment of distributions.	10,282,898	159,735,261
Shares redeemed	(22,787,300)	(364,888,413)
Net increase (decrease)	8,866,865	$141,231,096
Year ended September 30, 2015
Shares sold	42,258,371	$726,023,381
Shares issued in reinvestment of distributions.	10,958,781	185,109,264
Shares redeemed	(58,276,559)	(979,437,688)
Net increase (decrease)	(5,059,407)	$(68,305,043)
Class C Shares:
Six Months ended March 31, 2016
Shares sold	5,022,591	$80,483,456
Shares issued in reinvestment of distributions.	2,366,273	36,579,557
Shares redeemed	(5,970,650)	(94,803,078)
Net increase (decrease)	1,418,214	$22,259,935
Year ended September 30, 2015
Shares sold	9,428,768	$161,040,132
Shares issued in reinvestment of distributions.	2,420,296	40,798,650
Shares redeemed	(13,401,139)	(224,075,983)
Net increase (decrease)	(1,552,075)	$(22,237,201)
Class R Shares:
Six Months ended March 31, 2016
Shares sold	985,574	$16,083,448
Shares issued in reinvestment of distributions.	244,400	3,781,507
Shares redeemed	(1,092,718)	(17,384,823)
Net increase (decrease)	137,256	$2,480,132
Year ended September 30, 2015
Shares sold	2,047,309	$34,931,594
Shares issued in reinvestment of distributions.	272,659	4,601,120
Shares redeemed	(2,904,134)	(48,732,451)
Net increase (decrease)	(584,166)	$(9,199,737)
Class R6 Shares:
Six Months ended March 31, 2016
Shares sold	1,697,999	$28,250,832
Shares issued in reinvestment of distributions.	647,234	10,132,674
Shares redeemed	(648,987)	(10,758,607)
Net increase (decrease)	1,696,246	$27,624,899
Year ended September 30, 2015
Shares sold	1,511,769	$26,223,112
Shares issued in reinvestment of distributions.	749,780	12,743,496
Shares redeemed	(4,004,853)	(68,251,745)
Net increase (decrease)	(1,743,304)	$(29,285,137)

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	Franklin Utilities Fund
	Shares	Amount
Advisor Class Shares:
Six Months ended March 31, 2016
Shares sold	6,986,194	$114,262,284
Shares issued in reinvestment of distributions.	1,635,379	25,600,262
Shares redeemed	(4,856,932)	(77,824,171)
Net increase (decrease)	3,764,641	$62,038,375
Year ended September 30, 2015
Shares sold	11,264,405	$194,715,849
Shares issued in reinvestment of distributions.	1,799,910	30,585,241
Shares redeemed	(12,829,193)	(217,321,558)
Net increase (decrease)	235,122	$7,979,532

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

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3.	Transactions with Affiliates (continued)
a.	Management Fees (continued)

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the period ended March 31, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

	0.465%	0.451%	0.373%	0.455%	0.461%

b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Sales charges retained net of
commissions paid to
unaffiliated brokers/dealers .	$774,054	$1,453,178	$6,173,188	$495,631	$334,436
CDSC retained.	$29,178	$58,155	$1,209,267	$40,840	$37,854

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Transfer agent fees.	$951,938	$3,643,939	$11,425,689	$1,992,654	$1,320,437

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.	Transactions with Affiliates (continued)
f.	Investments in Affiliated Management Investment Companies

Certain or all Funds invest in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment company, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of
								Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares				Outstanding
	at Beginning	Gross	Gross	Held at End	Value at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Franklin DynaTech Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	132,223,790	219,567,558	(252,052,687)	99,738,661	$99,738,661	$ —	$ —	0.46%

Franklin Growth Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	1,399,136,183	471,603,084	(686,789,608)	1,183,949,659	$1,183,949,659	$ —	$ —	5.50%

Franklin Income Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	143,022,415	12,580,968,290	(11,147,056,031)	1,576,934,674	$1,576,934,674	$ —	$ —	7.33%

Franklin U.S. Government
Securities Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	106,304,328	780,984,737	(714,604,645)	172,684,420	$172,684,420	$ —	$ —	0.80%

Franklin Utilities Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	2,850,614	371,536,964	(288,665,077)	85,722,501	$85,722,501	$ —	$ —	0.40%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until January 31, 2017. There were no Class R6 transfer agent fees waived during the period ended March 31, 2016.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

h. Other Affiliated Transactions

At March 31, 2016, one or more funds in Franklin Fund Allocator Series owned a percentage of the Funds’ outstanding shares as follows:

			Franklin
Franklin	Franklin	Franklin	U.S. Government	Franklin
DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

11.43%	8.46%	2.11%	5.14%	3.66%

i. Interfund Transactions

Franklin Income Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the period ended March 31, 2016, the purchase and sale transactions aggregated $61,824 and $0, respectively.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended March 31, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2015, the capital loss carryforwards were as follows:

		Franklin U.S.
	Franklin	Government
	Income Fund	Securities Fund
Capital loss carryforwards subject to expiration:
2016	$—	$20,514,778
2017	—	18,668,917
2018	2,298,838,256	16,923,310
2019	—	4,445,156
Capital loss carryforwards not subject to expiration:
Short term	—	118,712,269
Long term	—	220,987,655
Total capital loss carryforwards.	$2,298,838,256	$400,252,085

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At September 30, 2015, Franklin Income Fund deferred post-October capital losses of $2,299,027,295, and Franklin DynaTech Fund and Franklin Income Fund deferred late-year ordinary losses of $8,521,276 and $27,510,168, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes (continued)

At March 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Cost of investments	$1,867,954,552	$6,183,784,076	$77,895,395,412

Unrealized appreciation	$1,055,136,684	$5,812,761,432	$6,281,808,300
Unrealized depreciation	(20,166,846)	(172,299,848)	(8,343,341,903)
Net unrealized appreciation (depreciation)	$1,034,969,838	$5,640,461,584	$(2,061,533,603)
	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Cost of investments	$6,271,350,577	$3,564,678,721

Unrealized appreciation	$228,428,683	$2,582,597,655
Unrealized depreciation	(13,628,869)	(100,941,565)
Net unrealized appreciation (depreciation)	$214,799,814	$2,481,656,090

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, corporate actions, equity-linked securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2016, were as follows:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
Purchases	$436,999,973	$566,746,808	$22,556,518,986	$2,529,016,948	$222,319,270
Sales	$219,379,518	$450,680,947	$26,438,876,831	$2,343,331,232	$233,129,502

Transactions in options written during the period ended March 31, 2016, were as follows:

				Number of	Premiums
				Contracts	Received
Franklin Income Fund
Options outstanding at September 30, 2015.				—	$—
Options written				79,000	11,529,185
Options expired				(35,000)	(1,728,167)
Options exercised				(44,000)	(9,801,018)
Options closed				—	—
Options outstanding at March 31, 2016				—	$—

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Credit Risk and Defaulted Securities

At March 31, 2016, Franklin Income Fund had 15.67% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2016, the value of this security for Franklin Income Fund was $42,750,000, representing 0.06% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2016, the Franklin Income Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
6,854,565	First Data Holdings Inc., B	6/26/14	$86,666,664	$79,828,264
2,520,000	[a] Rex Energy Corp	7/14/14	138,796,627	1,325,465
	Total Restricted Securities (Value is 0.11% of Net Assets)		$225,463,291	$81,153,729

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $23,520,000 as of March 31, 2016.

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

At March 31, 2016, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Franklin Income Fund
Frontier Communications Corp., Senior Unsecured Bridge Loan	$125,000,000
Western Digital Corp., Unsecured Bridge Loan	200,980,392
Western Digital Corp., Senior Secured Bridge Loan	49,019,608
$375,000,000

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information

For the period ended March 31, 2016, the effect of derivative contracts in Franklin Income Fund’s Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Period	Operations Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Equity contracts	Written options	$1,728,167	Written options	$ —

For the period ended March 31, 2016, the average month end fair value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was 1.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for certain or all Funds for the period ended March 31, 2016, were as shown below.

	Number of			Number of
	Shares/			Shares/
	Principal			Principal
	Amount*			Amount*
	Held at			Held at		Value at
	Beginning	Gross	Gross	End		End of	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period		Period	Income	Gain (Loss)

Franklin Income Fund
Non-Controlled Affiliates
Agrium Inc	7,500,000	—	(4,500,000)	3,000,000	$	—a	$—	$(39,463,484)
CEVA Group PLC, Pre-Funded
L/C, 6.50%, 3/19/21	20,320,197	—	—	20,320,197		16,950,438	645,731	—
CEVA Group PLC, senior note,
first lien, 144A, 4.00%,
5/01/18	174,778,982	—	(10,000,000)	164,778,982		142,533,819	3,371,382	(1,237,500)
CEVA Holdings LLC	91,371	—	—	91,371		36,548,424	—	—
CEVA Holdings LLC, cvt. pfd.,
A-1	2,897	—	—	2,897		1,521,056	—	—
CEVA Holdings LLC, cvt. pfd.,
A-2	110,565	—	—	110,565		44,226,032	—	—
Halcon Resources Corp	47,500,000	—	(47,500,000)[b]	—		—	—	(71,022,137)
Halcon Resources Corp.,senior
secured note, third lien, 144A,
13.00%, 2/15/22	341,510,000	118,490,000	—	460,000,000		—[a]	—	—
Halcon Resources Corp.,
5.75%, cvt. pfd., A.	37,000	—	—	37,000		—[a]	—	—
Halcon Resources Corp.,
secured note, second lien,
144A, 8.625%, 2/01/20	130,000,000	70,000,000	—	200,000,000		—[a]	—	—
Halcon Resources Corp.,
senior note, 8.875%, 5/15/21 .	13,375,000	15,300,000	(28,675,000)	—		—	1,297,692	(5,654,907)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Number of			Number of
	Shares/			Shares/
	Principal			Principal
	Amount*			Amount*
	Held at			Held at	Value at
	Beginning	Gross	Gross	End	End of	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	Gain (Loss)

Franklin Income Fund (continued)
Non-Controlled Affiliates (continued)
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	6,500,000	10,000,000	(16,500,000)	—	$—	$213,010	$(3,657,675)
PG&E Corp	24,910,000	—	(14,910,000)	10,000,000	—[a]	—	136,911,324
Total Affiliated Securities (Value is 0.32% of Net Assets)					$241,779,769	$5,527,815	$15,875,621

Franklin Utilities Fund
Non-Controlled Affiliates
8point3 Energy Partners LP	1,298,500	—	(1,298,500)	—	$—	$—	$(9,237,297)

*In U.S. dollars unless otherwise indicated.
aAs of March 31, 2016, no longer an affiliate.
bGross addition/reduction was the result of various corporate actions.

12. Reorganization

On March 11, 2016, Franklin Growth Fund (Surviving Fund), pursuant to a plan of reorganization approved on March 9, 2016 by shareholders of Franklin Large Cap Equity Fund (Acquired Fund), a series of Franklin Global Trust, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $30,220,448 of unrealized appreciation (depreciation), through a tax-free exchange of 2,626,568 shares of the Surviving Fund (valued at $158,520,938). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $11,613,893,884.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that had a significant overlap of portfolio holdings, generally similar investment goals, principal investment strategies and principal investment risks. The estimated cost of the reorganization was $110,000 of which the Surviving Fund, the Acquired Fund, Advisers, and Fiduciary International, Inc., the investment manager of the Acquired Fund, each paid 25%. The allocated portion of the Surviving Fund’s reorganization expenses are included with professional fees and reports to shareholders expenses in the Statements of Operations.

Assuming the reorganization had been completed on October 1, 2015, the Surviving Fund’s pro forma results of operations would have been as follows:

Net Increase
	Net	Net Realized	(Decrease) in
	Investment	and Unrealized	Net Assets from
Period	Income	Gain (Loss)	Operations

For the period October 1, 2015 through March 31, 2016	$44,534,703	$555,979,986	$600,514,689

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the period ended March 31, 2016, the Funds did not use the Global Credit Facility.

14. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2016, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund
Assets:
Investments in Securities:
Equity Investments[a]	$2,803,185,729	$—	$—	$2,803,185,729
Short Term Investments	99,738,661	—	—	99,738,661
Total Investments in Securities	$2,902,924,390	$—	$—	$2,902,924,390

Franklin Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$10,640,296,001	$—	$—	$10,640,296,001
Short Term Investments	1,183,949,659	—	—	1,183,949,659
Total Investments in Securities	$11,824,245,660	$—	$—	$11,824,245,660

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Level 1	Level 2	Level 3	Total
Franklin Income Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Energy.	$5,367,906,836	$18,851,500	$1,325,465	$5,388,083,801
Financials	4,155,958,835	35,062,500	—	4,191,021,335
Industrials	5,530,621,749	36,548,424	45,747,088	5,612,917,261
Information Technology	2,315,198,782	—	79,828,264	2,395,027,046
All Other Equity Investments[a]	18,261,708,565	—	—	18,261,708,565
Equity-Linked Securities	—	10,029,223,207	—	10,029,223,207
Convertible Bonds	—	177,281,082	—	177,281,082
Corporate Bonds	—	24,748,180,498	11,200,000	24,759,380,498
Senior Floating Rate Interests	—	2,996,990,016	—	2,996,990,016
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	1,576,934,674	445,294,324	—	2,022,228,998
Total Investments in Securities	$37,208,329,441	$38,487,431,551	$138,100,817	$75,833,861,809

Liabilities:
Other Financial Instruments:
Unfunded Loan Commitments.	$—	$(2,990)	$—	$(2,990)

Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$6,313,465,971	$—	$6,313,465,971
Short Term Investments	172,684,420	—	—	172,684,420
Total Investments in Securities	$172,684,420	$6,313,465,971	$—	$6,486,150,391

Franklin Utilities Fund
Assets:
Investments in Securities:
Equity Investments[a]	$5,909,337,110	$—	$—	$5,909,337,110
Corporate Bonds	—	51,275,200	—	51,275,200
Short Term Investments	85,722,501	—	—	85,722,501
Total Investments in Securities	$5,995,059,611	$51,275,200	$—	$6,046,334,811

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common, preferred and convertible preferred stocks as well as other equity investments.
cIncludes securities determined to have no value at March 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

15. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Currency		Selected Portfolio
EUR	Euro	ADR	American Depositary Receipt
GBP	British Pound Sterling	ARM	Adjustable Rate Mortgage
		FHLB	Federal Home Loan Bank
		FHLMC	Federal Home Loan Mortgage Corp.
		FRN	Floating Rate Note
		GP	Graduated Payment
		L/C	Letter of Credit
		MTN	Medium Term Note
		PIK	Payment-In-Kind
		SBA	Small Business Administration

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the five separate funds in Franklin Custodian Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors

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taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for each individual Fund showed the investment performance of its Class A shares during 2015 and during the previous 10-year period ended December 31, 2015, in comparison with a performance universe selected by Lipper. Investment performance was shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

Franklin DynaTech Fund - This Fund’s investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap growth funds as classified by Lipper. The Broadridge report showed the Fund’s total return for 2015 to be in the highest performing quintile of its performance universe and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board found the Fund’s performance as shown in the Broadridge report to be satisfactory.

Franklin Growth Fund - The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Broadridge report showed the Fund’s total return during 2015 to be in the highest performing quintile of such performance universe and on an annualized basis to be in the second-highest performing quintile for the previous three-and five-year periods, and in the highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s overall performance as shown in the Broadridge report.

Franklin Income Fund - The Fund’s investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Broadridge report showed the Fund’s income return during 2015 to be in the highest quintile of its performance universe and its income return on an annualized basis during each of the previous three-, five- and 10-year periods to also be in the highest quintile of such performance universe. The Broadridge report showed the Fund’s total return during 2015 to be in the lowest performing quintile of its Lipper performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, the second-lowest performing quintile for the previous five-year period, and the second-highest performing quintile for the previous 10-year period. The Board found the Fund’s performance as shown in the Broadridge report to be acceptable and noted that its income return for 2015 was 5.36%.

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Franklin U.S. Government Securities Fund - This Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund’s Broadridge report showed its income return during 2015 to be in the second highest quintile of its Lipper performance universe and its income return on an annualized basis to be in the second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Fund’s Broadridge report showed its total return to be in the middle performing quintile of its performance universe during 2015, and its total return on an annualized basis to be in the middle performing quintile of such universe for the previous three- and five- year periods, and in the second lowest performing quintile for the previous 10-year period. The Board found such comparative performance to be acceptable in view of the Fund’s income oriented investment objective and conservative policy of investing only in plain vanilla Ginnie Mae pass-through securities. The Board also noted that the Fund’s total return for the annualized one- and three-year periods was 10 basis points above the performance universe median for such periods.

Franklin Utilities Fund - This Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund’s Broadridge report showed its income return during 2015 to be in the second-highest quintile of such universe, and its income return on an annualized basis to be in the highest or second-highest quintile of such performance universe during each of the previous three-, five- and 10-year periods. The Fund’s total return during 2015 was in the second-highest performing quintile of its performance universe, and on an annualized basis was in the highest or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Broadridge report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of contractual investment management fees, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The results of such expense comparisons showed for each Fund that its contractual investment management fee rate was below the median of its Lipper expense group, with the exception of Franklin U.S. Government Securities Fund, which was only 1.1 basis points above the median of its Lipper expense group. The results of such expense comparison also showed for each Fund that its actual total expense ratio was in the least expensive quintile of its Lipper expense group. Based upon the above, the Board was satisfied with the management fee and actual total expense ratio of each Fund in comparison to its respective Lipper expense group as shown in the Broadridge reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be

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used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; and declining thereafter until reaching a breakpoint of 0.35% for assets in excess of $50 billion, with such breakpoints continuing in the case of Franklin Income Fund and Franklin Utilities Fund to 0.345% on assets in excess of $65 billion and 0.34% on assets in excess of $80 billion. Existing breakpoints continue beyond the year-end asset size of each Fund. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for these Funds provides a sharing of benefits with the Funds and their shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 26, 2016

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  May 26, 2016